SEMIANNUAL REPORT    MARCH 31, 2000

Prudential
Active Balanced Fund

Fund Type Stock and bond

Objective Income and long-term growth of capital

(GRAPHIC)


This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)

Build on the Rock

Investment Goals and Style
Prudential Active Balanced Fund seeks income and long-term growth of capital by investing in a portfolio of equity, fixed-income, and money market securities that is actively managed to take advantage of opportunities created by what we see as market misvaluations. The
Fund's investments will be shifted among equity securities, fixed-income securities, and money market instruments to maximize its total investment return. Mark
Stumpp and James Scott manage the asset allocation with the aid of a quantitative model. They also manage the stocks, using behavioral finance models to select securities they believe to be underpriced, but maintaining a risk profile like that of the S&P 500
Index. Prudential U.S. Liquidity Team manages the bonds.
There can be no assurance that the Fund will achieve its investment objective.


Portfolio Composition
  Expressed as a percentage of
net assets as of 3/31/00
    42.3%  Bonds
     9.2  Cash & Equivalents*
          Equities:
    12.6  Electronic Tech & Services
     7.0  Finance
     5.0  Technology Services
     4.1  Utilities
     3.7  Health Technology
     3.7  Retail Trade
     2.4  Process Industries
     2.0  Energy Materials
     1.9  Consumer Non-Durables
     1.7  Producer Manufacturing
     1.6  Consumer Services
     1.1  Consumer Durables
     0.8  Transportation
     0.3  Commercial Services
     0.3  Health Services
     0.2  Non-Energy Materials
     0.1  Industrial Services

Ten Largest Equity Holdings
  Expressed as a percentage of
  net assets as of 3/31/00

  2.03%  Microsoft Corporation
         Computer Software & Services
  2.01  Cisco
        Computer Software & Services
  1.93  General Electric Co.
        Diversified Operations
  1.82  Intel Corp.
        Electronic Components
  1.04  Oracle Systems Corp.
        Computer Software & Services
  1.02  Wal-Mart Stores, Inc.
        Retail
  0.81  IBM, Corp.
        Computer Systems/Peripherals
  0.77  AT&T Corp.
        Telecommunications Services
  0.74  Exxon Mobile Corp.
        Oil & Gas Exploration/Production
  0.72  Sun Microsystems
        Computer Software & Services
                         www.prudential.com (800) 225-1852

Performance at a Glance

Cumulative Total Returns1  As of 3/31/00
                  Six    One     Five     Since
                 Months  Year    Years  Inception2
Class A          11.72%  12.06%   N/A     55.29%
Class B          11.35   11.26    N/A     51.52
Class C          11.35   11.26    N/A     51.52
Class Z          11.87   12.38   95.74%  131.20
Lipper Balanced
Fund Avg.3       10.51   10.50  105.81     ***


Average Annual Total Returns1  As of 3/31/00
           One     Five      Since
           Year    Years   Inception2
Class A    6.45%    N/A      12.13%
Class B    6.26     N/A      12.58
Class C    9.15     N/A      12.69
Class Z   12.38    14.38%    12.28


Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
1 Source: Prudential Investments Fund Management LLC and
Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class
A shares.
Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and
1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.
2 Inception dates: Class A, B, and C, 11/7/96; Class Z,
1/4/93.
3 Lipper average returns are for all funds in each share class for the six-month, one-, and five-year periods in the Balanced Fund category. The Lipper average is unmanaged. Balanced funds are funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds.
Typically, the stock/bond ratio ranges around 60%/40%.
***Lipper Since Inception returns are 57.11% for Class A,
B, and C, and 38.09% for Class Z, based on all funds in each share class.

Prudential Active Balanced Fund

Message From the Fund's President            May 16, 2000

Dear Shareholder,
Over the six months ended March 31, 2000, Prudential
Active Balanced Fund returned 11.72%, beating the Lipper
Balanced Fund Average. The return was 6.13% for those paying an initial Class A share maximum sales charge.
This would be considered a strong performance, by historical standards, even for a fund holding only stocks.
The stage for the Fund's outperformance was set by the exceptional volatility of securities markets during this period. U.S. bond markets were roiled by the tension between the Treasury's plans to buy back debt
(potentially reducing long-term interest rates) and the strong economy (which kept the Federal Reserve raising short-term rates). The stock markets swung between confidence in the unique growth potential of technology and biotechnology stocks on the one hand, and concern about their very high prices on the other. When markets swing widely, opportunities to buy cheaply and sell high arise for dispassionate investors who emphasize fundamentals. Prudential Active Balanced Fund benefited from volatility among the various asset classes and also from its strong selection within the stock market.
It's important to emphasize that Prudential Active
Balanced Fund holds a diversified blend of stocks, bonds, and money market instruments. The word "active" in the name of the Fund refers to the Fund's mandate to manage its exposures to the various securities markets instead of leaving them at a fixed allocation. By doing so, it attempts to allow shareholders to participate in the strong capital appreciation of stocks while trying to reduce the swings in asset value that may accompany that growth.

Sincerely,

John R. Strangfeld, President
The Prudential Investment Portfolios, Inc.--Prudential Active Balanced Fund
www.prudential.com    (800) 225-1852

Investment Adviser's Report

Dear Shareholder,
Stock and bond market volatility rose considerably over the last six months, increasing both risk and opportunity. We underweighted stocks through much of this period, as our quantitative models suggested that stocks were relatively expensive. Normally we would hold approximately 55% to 60% of the portfolio in stocks, but we held that proportion closer to 50% because of the overvalued stock market. Underweighting stocks detracted from our performance in the fourth quarter of 1999, when the Standard & Poor's 500 Composite Stock Price Index
(S&P 500) rose by 14.9%, but enhanced our return in the first quarter of 2000, as the stock market rally faltered.
Although, on average, we underweighted stocks over the reporting period, we made small variations in our asset allocation in response to sharp swings in stock prices.
These helped our performance. For example, we held approximately 50% of the portfolio in stocks at the end of January, but increased that allocation after prices fell in late February. We increased the allocation to stocks in time to catch the rebound that began in mid-
March.
We normally maintain a relatively low allocation to cash.
However, in October, we held close to 3% of our assets in money market instruments as a substitute for our bond allocation because bond prices were faltering. By March, the cash allocation had dropped to slightly more than 1%-- a more normal level. These moves also helped our performance.
Stock returns were strong
The strong performance of our stock portfolio considerably enhanced our return. We attempt to construct an equity portfolio that will outperform the S&P 500 while maintaining a risk profile that is similar to that of the Index. For example, we normally hold industry, sector, and company size proportions fairly close to those of the S&P 500. We allow a slight additional exposure to industries and other factors only when stocks in these categories overall are more attractive than average on our quantitative measures.

Prudential Active Balanced Fund

Investment Adviser's Report

Although much of our equity outperformance over the last six months was the result of good stock selection within these risk categories, we also benefited from some modest industry focuses: performance was boosted by slight overweights in the electronic equipment, investment banks, and telecommunications equipment industries. The strongest contributors to equity performance were in the technology sector. For example, the portfolio held KLA-Tencor, Teradyne, and Applied
Materials, each of which more than
doubled in value over the quarter.
Active Asset Allocation
Asset class exposure can have a greater impact on returns over the long term than selection of individual securities. We use quantitative models to determine which market sectors offer the best opportunities. Using companies' earnings expectations and stock prices, we compare the expected returns on stocks with the interest rates on bonds. We try to increase the proportion of the kind of security that offers the best value at any time, monitoring our allocation daily. We implement most of these allocation changes with stock and bond futures contracts because it is quicker and less expensive than trading the actual securities. Our neutral position is 48.5% stocks, 42.3% bonds, and 9.2% cash.
Looking ahead
We expect the U.S. stock market to continue to be unusually volatile. Surprisingly, we view high volatility as an opportunity rather than as a risk, because we tend to be buyers on market panics and sellers into strong rallies. Our strategy of buying on weakness and selling into strength has tended to add value to the Fund.


Prudential Active Balanced Fund Management Team

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                       Balanced Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited)

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  75.6%
Common Stocks  48.5%
-------------------------------------------------------------------------------------
Aerospace/Defense  0.4%
      3,600    General Dynamics Corp.                                 $      179,100
      2,237    Honeywell International, Inc.                                 117,862
      1,600    Lockheed Martin Corp.                                          32,700
      7,500    Raytheon Co.                                                  133,125
      5,500    The Boeing Co.                                                208,656
                                                                      --------------
                                                                             671,443
-------------------------------------------------------------------------------------
Airlines  0.4%
      5,600    America West Holdings Corp.                                    86,800
      2,400    AMR Corp.(a)                                                   76,500
      2,700    Delta Airlines, Inc.                                          143,775
      1,350    Southwest Airlines Co.                                         28,097
      4,900    UAL Corp.(a)                                                  293,387
                                                                      --------------
                                                                             628,559
-------------------------------------------------------------------------------------
Automobiles & Trucks  1.0%
      9,700    Arvin Industries, Inc.                                        219,462
      3,500    Delphi Automotive Systems Corp.                                56,000
     13,300    Ford Motor Co.                                                610,969
      8,100    General Motors Corp.                                          670,781
        400    PACCAR, Inc.                                                   20,000
                                                                      --------------
                                                                           1,577,212
-------------------------------------------------------------------------------------
Advertising
      1,000    Interpublic Group of Companies, Inc.                           47,250
-------------------------------------------------------------------------------------
Automotive Parts  0.2%
      5,200    TRW, Inc.                                                     304,200
-------------------------------------------------------------------------------------
Banking  1.1%
      5,994    Bank One Corp.                                                206,044
      4,300    Chase Manhattan Corp.                                         374,906

    See Notes to Financial Statements                                      5

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                        Balanced Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
     12,900    Dime Bancorp, Inc.                                     $      238,650
      6,200    First Union Corp.                                             230,950
      3,200    Huntington Bancshares, Inc.                                    71,600
     13,600    KeyCorp.                                                      258,400
      2,700    PNC Bank Corp.                                                121,669
      2,900    Regions Financial Corp.                                        66,156
      2,600    Suntrust Banks, Inc.                                          150,150
                                                                      --------------
                                                                           1,718,525
-------------------------------------------------------------------------------------
Beverages  0.6%
      2,600    Anheuser-Busch Companies, Inc.                                161,850
      7,900    Coca-Cola Co.                                                 370,806
     11,600    PepsiCo, Inc.                                                 400,925
                                                                      --------------
                                                                             933,581
-------------------------------------------------------------------------------------
Building & Construction  0.3%
     10,500    Centex Corp.                                                  250,031
     11,500    Pulte Corp.                                                   240,063
                                                                      --------------
                                                                             490,094
-------------------------------------------------------------------------------------
Business Services  0.2%
      2,700    Kelly Services, Inc.                                           64,631
      2,800    Omnicom Group, Inc.                                           261,625
      1,734    Sabre Group Holdings, Inc.(a)                                  64,063
                                                                      --------------
                                                                             390,319
-------------------------------------------------------------------------------------
Chemicals  0.2%
      1,100    Dow Chemical Co.                                              125,400
        400    Praxair, Inc.                                                  16,650
      7,100    Schulman (A.), Inc.                                            94,075
        300    Union Carbide Corp.                                            17,494
                                                                      --------------
                                                                             253,619
-------------------------------------------------------------------------------------
Commercial Services
        600    Paychex, Inc.                                                  31,425

    6                                      See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                        Balanced Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Computer Services  0.9%
      1,900    Automatic Data Processing, Inc.                        $       91,675
      2,500    Electronic Data Systems Corp.                                 160,469
      1,000    Network Appliance, Inc.(a)                                     82,750
      1,000    Unisys Corp.(a)                                                25,500
      3,450    VERITAS Software Corp.(a)                                     451,950
      3,800    Yahoo, Inc.(a)                                                651,225
                                                                      --------------
                                                                           1,463,569
-------------------------------------------------------------------------------------
Computer Software & Services  8.0%
      1,400    Adobe Systems, Inc.                                           155,838
     13,000    America Online, Inc.(a)                                       874,250
     42,600    Cisco Systems, Inc.(a)                                      3,293,512
     10,300    Computer Associates International, Inc.                       609,631
      2,050    Comverse Technology, Inc.(a)                                  387,450
      3,200    DST Systems, Inc.(a)                                          207,800
      5,700    EMC Corp.(a)                                                  712,500
     31,300    Microsoft Corp.(a)                                          3,325,625
     21,800    Oracle Systems Corp.(a)                                     1,701,763
        600    Siebel Systems, Inc.(a)                                        71,663
     12,600    Sun Microsystems, Inc.(a)                                   1,180,659
      6,100    Teradyne, Inc.(a)                                             501,725
                                                                      --------------
                                                                          13,022,416
-------------------------------------------------------------------------------------
Computer Systems/Peripherals  1.8%
      2,500    Apple Computer, Inc.(a)                                       339,531
      4,800    Dell Computer Corp.(a)                                        258,900
      7,300    Hewlett-Packard Co.                                           967,706
     11,300    International Business Machines Corp.                       1,333,400
        100    Seagate Technology, Inc.(a)                                     6,025
                                                                      --------------
                                                                           2,905,562
-------------------------------------------------------------------------------------
Cosmetics/Toiletries  0.2%
      3,000    Colgate-Palmolive Co.                                         169,125
      2,300    Kimberly-Clark Corp.                                          128,800
                                                                      --------------
                                                                             297,925

    See Notes to Financial Statements                                      7

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                        Balanced Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Distribution/Wholesalers  0.1%
      1,800    Costco Wholesale Corp.                                 $       94,613
-------------------------------------------------------------------------------------
Diversfied Consumer Products  0.3%
      4,500    Procter & Gamble Co.                                          253,125
      5,717    Unilever NV                                                   275,131
                                                                      --------------
                                                                             528,256
-------------------------------------------------------------------------------------
Diversified Operations  1.9%
     20,300    General Electric Co.                                        3,150,306
-------------------------------------------------------------------------------------
Diversified Manufacturing  0.4%
      1,100    Corning, Inc.                                                 213,400
      2,600    Eaton Corp.                                                   202,800
      1,200    Illinois Tool Works, Inc.                                      66,300
      1,400    Minnesota Mining & Manufacturing Co.                          123,987
        500    Textron, Inc.                                                  30,438
      4,200    Trinity Industries, Inc.                                       99,487
                                                                      --------------
                                                                             736,412
-------------------------------------------------------------------------------------
Electrical Utilities  1.5%
        200    American Electric Power Co., Inc.                               5,963
      8,200    Central & South West Corp.                                    139,912
      2,600    Consolidated Edison, Inc.                                      75,400
      5,600    DTE Energy Co.                                                162,400
      3,400    Duke Energy Corp.                                             178,500
      5,900    Edison International                                           97,719
      7,900    Entergy Corp.                                                 159,481
      7,700    FirstEnergy Corp.                                             158,813
      4,200    Florida Progress Corp.                                        192,675
      4,400    FPL Group, Inc.                                               202,675
      9,600    PG&E Corp.                                                    201,600
     15,000    Public Service Company of New Mexico                          236,250
      2,500    Public Service Enterprise Group, Inc.                          74,062
     17,300    Reliant Energy, Inc.                                          405,469
      5,700    Texas Utilities Co.                                           169,219
                                                                      --------------
                                                                           2,460,138

    8                                      See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                        Balanced Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Electronic Components  4.3%
      7,400    Altera Corp.(a)                                        $      660,450
      1,000    Analog Devices, Inc.(a)                                        80,563
      6,300    Atmel Corp.(a)                                                325,238
      2,200    Emerson Electric Co.                                          116,325
     22,600    Intel Corp.                                                 2,981,787
      2,200    Jabil Circuit, Inc.(a)                                         95,150
      6,700    KLA-Tencor Corp.(a)                                           564,475
      1,000    Micron Technology, Inc.(a)                                    126,000
      3,630    Motorola, Inc.                                                516,821
      1,800    Novellus Systems, Inc.(a)                                     101,025
      4,400    Sanmina Corp.(a)                                              297,275
     12,600    Solectron Corp.(a)                                            504,787
      3,400    Texas Instruments, Inc.                                       544,000
      1,400    Xilinx, Inc.(a)                                               115,938
                                                                      --------------
                                                                           7,029,834
-------------------------------------------------------------------------------------
Financial Services  4.5%
      3,900    Allmerica Financial Corp.                                     198,900
      3,300    American Express Co.                                          491,494
      6,000    Astoria Financial Corp.                                       170,250
      9,360    BankAmerica Corp.                                             490,815
     10,430    Bear Stearns Companies, Inc.                                  475,869
      7,900    Charles Schwab Corp.                                          448,819
     19,425    Citigroup, Inc.                                             1,152,145
      2,900    Countrywide Credit Industries, Inc.                            79,025
      5,100    Federal Home Loan Mortgage Corp.                              225,356
      7,400    Federal National Mortgage Association                         417,637
     15,900    Fleet Boston Financial Corp.                                  580,350
      5,000    Golden West Financial Corp.                                   155,937
      2,400    Lehman Brothers Holdings, Inc.                                232,800
      3,900    MBNA Corp.                                                     99,450
        700    Merrill Lynch & Co., Inc.                                      73,500
      9,200    Morgan Stanley, Dean Witter & Co.                             750,375
      9,000    PaineWebber Group, Inc.                                       396,000
      5,400    Providian Financial Corp.                                     467,775
      3,400    SLM Holding Corp.                                             113,263
      9,300    Wells Fargo Co.                                               380,719
                                                                      --------------
                                                                           7,400,479

    See Notes to Financial Statements                                      9

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                        Balanced Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Food Distribution
      1,000    SYSCO Corp.                                            $       35,688
-------------------------------------------------------------------------------------
Foods  0.6%
     10,914    Archer-Daniels Midland Co.                                    113,233
        500    Bestfoods                                                      23,406
      6,700    ConAgra, Inc.                                                 121,437
      5,400    General Mills, Inc.                                           195,412
      1,500    H.J. Heinz Co.                                                 52,313
     19,800    Ibp, Inc.                                                     311,850
      1,600    Kellogg Co.                                                    41,000
        600    Quaker Oats Co.                                                36,375
      4,200    Sara Lee Corp.                                                 75,600
                                                                      --------------
                                                                             970,626
-------------------------------------------------------------------------------------
Health Care Services  0.1%
      2,200    Columbia/HCA Healthcare Corp.                                  55,688
      1,900    United Healthcare Corp.                                       113,288
                                                                      --------------
                                                                             168,976
-------------------------------------------------------------------------------------
Home Furnishings  0.1%
      2,400    Springs Industries, Inc.                                       91,200
-------------------------------------------------------------------------------------
Insurance  1.4%
        900    Aetna, Inc.                                                    50,119
      6,600    Allstate Corp.                                                157,163
     10,400    American International Group, Inc.                          1,138,800
     25,800    Conseco, Inc.                                                 295,087
      2,200    Hartford Financial Services Group                             116,050
     14,800    Old Republic International Corp.                              203,500
     11,100    St. Paul Companies, Inc.                                      378,787
                                                                      --------------
                                                                           2,339,506
-------------------------------------------------------------------------------------
Leisure  0.1%
      4,400    Carnival Corp.                                                109,175
      2,500    Marriott International, Inc.                                   78,750
                                                                      --------------
                                                                             187,925

    10                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                        Balanced Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Machinery & Equipment  0.6%
      8,600    Applied Materials, Inc.(a)                             $      810,550
        700    Deere & Co.                                                    26,600
        600    Dover Corp.                                                    28,725
        500    Ingersoll-Rand Co.                                             22,125
        700    Rockwell International Corp.                                   29,269
                                                                      --------------
                                                                             917,269
-------------------------------------------------------------------------------------
Measuring & Control Instrument  0.1%
      4,100    Johnson Controls, Inc.                                        221,656
-------------------------------------------------------------------------------------
Media & Entertainment  1.1%
      1,000    Dow Jones & Co., Inc.                                          71,812
      1,400    Gannett Co., Inc.                                              98,525
      1,100    Hispanic Broadcasting Corp.(a)                                124,575
        600    McGraw-Hill Companies, Inc.                                    27,300
     10,700    Time Warner, Inc.                                           1,070,000
     11,200    Walt Disney Co.                                               463,400
                                                                      --------------
                                                                           1,855,612
-------------------------------------------------------------------------------------
Medical Products & Services  1.7%
      1,300    Baxter International, Inc.                                     81,494
      5,900    Cardinal Health, Inc.                                         270,662
      6,700    Johnson & Johnson Co.                                         469,419
        100    Medtronic, Inc.                                                 5,144
     13,800    Schering-Plough Corp.                                         507,150
     17,000    Tyco International, Ltd.                                      847,875
      6,600    Warner-Lambert Co.                                            643,500
                                                                      --------------
                                                                           2,825,244
-------------------------------------------------------------------------------------
Medical Technology  0.6%
      9,600    Abbott Laboratories                                           337,800
      9,900    Amgen, Inc.(a)                                                607,612
        700    Biogen, Inc.(a)                                                48,913
                                                                      --------------
                                                                             994,325
-------------------------------------------------------------------------------------
Metals Processing  0.2%
      8,800    Precision Castparts Corp.                                     321,200

    See Notes to Financial Statements                                     11

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                          Balanced Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Office Equipment & Supplies
      1,100    Pitney Bowes, Inc.                                     $       49,156
-------------------------------------------------------------------------------------
Oil & Gas Exploration/Production  1.7%
     11,500    Apache Corp.                                                  572,125
      2,300    Atlantic Richfield Co.                                        195,500
      4,800    Coastal Corp.                                                 220,800
     15,532    Exxon Mobil Corp.                                           1,208,584
      7,300    Royal Dutch Petroleum Co.                                     420,206
      3,100    Texaco, Inc.                                                  166,237
      2,800    USX - Marathon Group                                           72,975
                                                                      --------------
                                                                           2,856,427
-------------------------------------------------------------------------------------
Oil & Gas Services  0.4%
      2,500    Amerada Hess Corp.                                            161,562
      4,400    Chevron Corp.                                                 406,725
      1,600    Schlumberger, Ltd.                                            122,400
      1,400    Sempra Energy                                                  23,450
                                                                      --------------
                                                                             714,137
-------------------------------------------------------------------------------------
Paper & Forest Products  0.3%
        100    Champion International Corp.                                    5,325
      1,900    International Paper Co.                                        81,225
     18,100    Louisiana-Pacific Corp.                                       251,137
      3,800    Willamette Industries, Inc.                                   152,475
                                                                      --------------
                                                                             490,162
-------------------------------------------------------------------------------------
Pharmaceuticals  2.0%
      1,800    Allergan, Inc.                                                 90,000
     13,200    Bristol Myers Squibb Co.                                      762,300
      7,300    Eli Lilly & Co.                                               459,900
     16,800    Merck & Co., Inc.                                           1,043,700
     27,300    Pfizer, Inc.                                                  998,156
                                                                      --------------
                                                                           3,354,056

    12                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                         Balanced Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Photography  0.1%
      1,600    Eastman Kodak Co.                                      $       86,900
-------------------------------------------------------------------------------------
Precious Metals
        700    Barrick Gold Corp.                                             10,981
-------------------------------------------------------------------------------------
Printing & Publishing  0.2%
      2,100    Knight-Ridder, Inc.                                           106,969
        900    New York Times Co.                                             38,644
      2,800    Tribune Co.                                                   102,375
                                                                      --------------
                                                                             247,988
-------------------------------------------------------------------------------------
Railroads  0.1%
      3,800    Canadian National Railway Co.                                 101,413
-------------------------------------------------------------------------------------
Retail  3.9%
      2,400    Abercrombie & Fitch Co.(a)                                     38,400
     10,800    Circuit City Stores-Circut City Group                         657,450
      1,700    CVS Corp.                                                      63,856
      5,000    Federated Department Stores, Inc.(a)                          208,750
     10,475    Gap, Inc.                                                     521,786
     18,300    Home Depot, Inc.                                            1,180,350
     16,700    Kmart Corp.(a)                                                161,781
      4,200    Kohl's Corp.(a)                                               430,500
      1,800    Lowes Companies, Inc.                                         105,075
      1,300    May Department Stores Co.                                      37,050
      7,000    McDonald's Corp.                                              262,937
      2,500    Safeway Inc.(a)                                               113,125
      7,000    Sears, Roebuck & Co.                                          216,125
     11,100    Staples, Inc.(a)                                              222,000
      3,400    Starbucks Corp.                                               152,362
      2,200    Target Corp.                                                  164,450
      1,000    TJX Companies, Inc.                                            22,188
      1,800    Tricon Global Restaurants, Inc.(a)                             55,913
     30,000    Wal-Mart Stores, Inc.                                       1,665,000
      5,000    Walgreen Co.                                                  128,750
                                                                      --------------
                                                                           6,407,848

    See Notes to Financial Statements                                     13

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                        Balanced Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Telecommunication Services  2.4%
     22,350    AT&T Corp.                                             $    1,257,187
      9,400    Bell Atlantic Corp.                                           574,575
      3,400    BellSouth Corp.                                               159,800
        750    CenturyTel, Inc.                                               27,844
      5,400    GTE Corp.                                                     383,400
      8,812    MCI WorldCom, Inc.(a)                                         399,294
     20,912    SBC Communications, Inc.                                      878,304
      4,700    Sprint Corp.                                                  296,100
                                                                      --------------
                                                                           3,976,504
-------------------------------------------------------------------------------------
Telecommunications Equipment  1.9%
     13,400    ADC Telecommunications, Inc.(a)                               721,925
     12,800    Lucent Technologies, Inc.                                     777,600
      6,900    Nortel Networks Corp.                                         869,400
      4,700    QUALCOMM, Inc.(a)                                             701,769
        900    Tellabs, Inc.(a)                                               56,686
                                                                      --------------
                                                                           3,127,380
-------------------------------------------------------------------------------------
Textile-Apparel Manufacturing
        500    Jones Apparel Group, Inc.(a)                                   15,938
-------------------------------------------------------------------------------------
Tobacco  0.3%
     18,000    Philip Morris Co., Inc.                                       380,250
      4,300    UST, Inc.                                                      67,188
                                                                      --------------
                                                                             447,438
-------------------------------------------------------------------------------------
Transportation/Trucking/Shipping  0.3%
     17,700    Burlington Northern, Inc.                                     391,612
      1,200    Fedex Corp.                                                    46,800
        100    Kansas City Southern Industries, Inc.                           8,594
      1,000    Union Pacific Corp.                                            39,125
                                                                      --------------
                                                                             486,131
                                                                      --------------
               Total common stocks (cost $60,103,770)                     79,437,423
                                                                      --------------

    14                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                         Balanced Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

              Principal
Moody's       Amount
Rating        (000)            Description                           Value (Note 1)
-----------------------------------------------------------------------------------------
DEBT OBLIGATIONS  27.1%
CORPORATE BONDS  13.7%
-------------------------------------------------------------------------------------
Aerospace/Defense  1.1%
                               Boeing Inc., Deb.,
                                8.10%, 11/15/06                      $      731,941
A1            $      700(e)
                               Northrop Grumman Corp., Deb.,
                                7.75%, 3/1/16                               667,499
Baa3                 700(e)
                               Raytheon Co., Note,
                                6.30%, 3/15/05                              466,020
Baa2                 500(e)
                                                                     --------------
                                                                          1,865,460
-------------------------------------------------------------------------------------
Agricultural Products  0.3%
                               Monsanto Company, Note,
                                5.75%, 12/1/05                              471,350
A1                   500
-------------------------------------------------------------------------------------
Airlines  0.1%
                               Delta Air Lines Inc. Deb., Note,
                                8.30%, 12/15/29                             213,838
Baa3                 230(e)
-----------------------------------------------------------------------------------
Asset Backed Securities  1.4%
                               Citibank Credit Card Master Trust
                                I,
                                Class A,
                                5.875%, 3/10/11                             463,590
Aaa                  500(e)
                               Citibank Credit Card Master Trust,
                                Cl. A,
                                6.05%, 1/15/10                            1,382,340
Aaa                1,500(e)
                               MBNA Master Credit Card Trust, Ser.
                                C, Cl. A,
                                6.45%, 2/15/08                              482,810
Aaa                  500(e)
                                                                     --------------
                                                                          2,328,740
-------------------------------------------------------------------------------------
Banking  2.4%
                               BankAmerica Corp., MTN,
                                7.125%, 5/12/05                             981,090
Aa2                1,000(e)
                               Barclays Bank Plc, Note,
                                7.40%, 12/15/09                             391,168
Aa3                  400(e)
                               Chemical Bank, Sub. Note,
                                7.00%, 6/1/05                               979,800
Aa3                1,000(e)

    See Notes to Financial Statements                                     15

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                        Balanced Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

              Principal
Moody's       Amount
Rating        (000)            Description                           Value (Note 1)
-----------------------------------------------------------------------------------------
                               Citicorp, Sub. Note,
                                7.125%, 9/1/05                       $      494,440
A1            $      500(e)
                               First Union-Lehman Brothers Bank.,
                                Ser. 98,
                                6.56%, 11/18/08                             381,517
Aaa                  400(e)
                               Keycorp Capital III, Capital
                                Securities,
                                7.75%, 7/15/29                               92,138
A1                   100(e)
                               National Westminster Bank PLC,
                                Sub. Note
                                7.375%, 10/1/09                             536,387
Aa3                  550
                                                                     --------------
                                                                          3,856,540
-------------------------------------------------------------------------------------
Building & Construction  0.5%
                               Hanson Overseas BV, Sr. Note,
                                6.75%, 9/15/05                              764,480
A3                   800(e)
-------------------------------------------------------------------------------------
Commercial Paper  1.1%
                               Bank One Corp., Note,
                                6.875%, 8/1/06                              478,405
Aa3                  500(e)
                               Bank Tokyo Mitsubishi Ltd
                                Global Sr Sub Note
                                8.40%, 4/15/10                              253,125
A3                   250
                               General Motors Acceptance
                                Corporation, Note,
                                7.75%, 1/19/10                              252,307
A2                   250(e)
                               Hydro-Quebec
                                8.00%, 2/1/13                               315,783
A2                   300
                               PaineWebber Group, Inc.
                                7.625%, 12/1/09                             490,820
Baa1                 500(e)
                                                                     --------------
                                                                          1,790,440
-------------------------------------------------------------------------------------
Consulting  0.2%
                               Comdisco, Inc., Note,
                                5.95%, 4/30/02                              385,968
Baa1                 400(e)
-------------------------------------------------------------------------------------
Financial Services  3.8%
                               Associates Corporation of North
                                America, Senior Note,
                                5.75%, 11/1/03                              334,047
Aa3                  350

    16                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                        Balanced Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

              Principal
Moody's       Amount
Rating        (000)            Description                           Value (Note 1)
-----------------------------------------------------------------------------------------
                               BCH Cayman Islands Ltd., Sub Note,
                                7.70%, 7/15/06                       $      159,376
A1            $      160
                               Bear, Stearns & Co. Inc., Sr. Note,
                                8.75%, 3/15/04                            1,038,120
A2                 1,000(e)
                               Ford Motor Credit Co.,
                                7.375%, 10/28/09                            783,728
A1                   800(e)
                               Ford Motor Credit Corp., Deb.,
                                7.40%, 11/1/46                              268,920
A1                   285
                               General Motors Acceptance Corp.,
                                Sr. Note,
                                6.75%, 2/7/02                               563,143
A2                   570(e)
                               Goldman, Sachs Group LP, Note,
                                7.25%, 10/1/05                              692,216
A1                   700(e)
                               Heller Financial Inc., Note,
                                6.00%, 3/19/04                              378,272
A3                   400(e)
                               Lehman Brothers Holdings, Inc.,
                                Notes,
A3                   240(e)    6.625%, 4/1/04                               231,000
A3                   130(e)    6.625%, 2/5/06                               124,144
                               Merrill Lynch & Co., MTN,
                                6.02%, 5/11/01                              493,705
Aa3                  500(e)
                               Santander Finance Issuances, Note,
                                6.80%, 7/15/05                              500,453
A1                   520(e)
                               US West Capital Funding Inc., Note,
                                6.125%, 7/15/02                             584,082
Baa1                 600(e)
                                                                     --------------
                                                                          6,151,206
-------------------------------------------------------------------------------------
Foreign Government Bonds  0.1%
                               Comunidad Autonoma De Andalucia,
                                Note,
                                7.25%, 10/1/29                              115,764
Aa3                  120
-------------------------------------------------------------------------------------
Leisure  0.1%
                               Marriott International Inc., Ser.
                                C, Note,
                                7.875%, 9/15/09                             171,073
Baa1                 175(e)
-------------------------------------------------------------------------------------
Media & Entertainment  0.6%
                               News America Holdings, Inc., Deb.,
                                9.25%, 2/1/13                               328,569
Baa3                 300(e)

    See Notes to Financial Statements                                     17

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                         Balanced Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

              Principal
Moody's       Amount
Rating        (000)            Description                           Value (Note 1)
-----------------------------------------------------------------------------------------
                               Time Warner, Inc., Sr. Note,
                                9.125%, 1/15/13                      $      666,792
Baa3          $      600(e)
                                                                     --------------
                                                                            995,361
-------------------------------------------------------------------------------------
Medical Products & Services  0.2%
                               Tyco International Group, Note,
                                6.375%, 6/15/05                             375,188
Baa1                 400(e)
-------------------------------------------------------------------------------------
Oil & Gas Exploration/Production  0.6%
                               Atlantic Richfield Co., Deb.,
                                10.875%, 7/15/05                            810,173
A2                   700(e)
                               Occidental Petroleum Corporation,
                                Senior Note,
                                7.65%, 2/15/06                              196,610
Baa3                 200
                                                                     --------------
                                                                          1,006,783
-------------------------------------------------------------------------------------
Oil & Gas Services
                               Amerada Hess Corp., Note,
                                7.875%, 10/1/29                              48,478
Baa1                  50(e)
-------------------------------------------------------------------------------------
Retail  0.1%
                               Wal Mart Stores Incorporated Note,
                                6.875%, 8/10/09                             145,932
Aa2                  150
-------------------------------------------------------------------------------------
Telecommunication Services  0.4%
                               GTE Corp.,
Baa1                 220(e)    6.36%, 4/15/06, Deb.                         207,238
                               7.51%, 4/1/09, Note                          209,078
Baa1                 210(e)
                               Sprint Capital Corp., Note,
                                6.875%, 11/15/28                            295,934
Baa1                 330(e)
                                                                     --------------
                                                                            712,250
-------------------------------------------------------------------------------------
Utilities  0.6%
                               Southern California Edison Co.,
                                Note,
                                6.50%, 6/1/01                               992,360
A2                 1,000(e)
                                                                     --------------
                               Total U.S. corporate bonds
                                (cost $23,434,454)                       22,391,211
                                                                     --------------

    18                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                         Balanced Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

              Principal
Moody's       Amount
Rating        (000)            Description                           Value (Note 1)
-----------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS  0.5%
                               Commercial Mortgage Asset Trust
                                Series 1999 C2 Class A1,
                                7.285%, 12/17/07                     $      193,030
Aaa           $      195
                               Federal National Mortgage
                                Association Remic,
                                Series 1993 Cl55K,
                                6.50%, 5/25/08                              580,500
Aaa                  600
                                                                     --------------
                               Total collateralized mortgage
                                obligations (cost $787,156)                 773,530
                                                                     --------------
-----------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH OBLIGATIONS  9.5%
                               Federal Home Loan Mortgage Corp.,
                                7.00%, 12/1/99                            1,923,740
Aaa                2,000(c)
                               Federal National Mortgage Assoc.,
Aaa                  558       8.50%, 10/1/24                               569,430
Aaa                    0(d)    9.50%, 7/1/25                                    139
Aaa                  319       8.50%, 2/1/28                                325,236
Aaa                5,600(c)    7.50%, 12/1/99                             5,503,736
Aaa                3,500(c)    6.50%, 12/1/99                             3,281,250
Aaa                1,600(c)    6.50%, 12/1/99                             1,540,496
                               Government National Mortgage
                                Assoc.,
Aaa                1,500(c)    7.00%, 12/15/99                            1,453,125
Aaa                1,000(c)    8.00%, 12/15/99                            1,011,250
                                                                     --------------
                               Total U.S. government agency
                                mortgage pass-through obligations
                                (cost $15,552,052)                       15,608,402
                                                                     --------------
-------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY STRIPPED SECURITIES  1.4%
                               Federal National Mortgage Assoc.,
                                8.00%, 12/1/23                              440,485
Aaa                  437
                               Federal National Mortgage Assoc.,
                                7.00%, 12/1/99                            1,767,924
Aaa             1,800(c)
                                                                     --------------
                                                                          2,208,409
                                                                     --------------
                               Total U.S. government agency
                                stripped security (cost
                                $2,204,317)                               2,208,409
                                                                     --------------

    See Notes to Financial Statements                                     19

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                        Balanced Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

              Principal
Moody's       Amount
Rating        (000)            Description                           Value (Note 1)
-----------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES  2.0%
                               United States Treasury Notes,
Aaa           $      200(e)    6.00%, 8/15/04                        $      197,282
Aaa                  270(e)    7.50%, 2/15/05                               282,318
Aaa                  351(e)    6.00%, 8/15/09                               346,556
                               United States Treasury Bonds,
                                6.125%, 8/15/29                           1,065,085
Aaa                1,045(e)
                               United States Treasury Notes,
                               6.50%, 2/28/02                               549,741
Aaa                  550
                     132(e)    6.50%, 2/15/10                               136,620
Aaa
                               United States Treasury Stripped
                                Interest,
                                Zero Coupon, 11/15/21                       713,154
Aaa                2,600
                                                                     --------------
                               Total U.S. government securities
                                (cost $3,212,071)                         3,290,756
                                                                     --------------
                               Total debt obligations (cost
                                $45,190,050)                             44,272,308
                                                                     --------------
                               Total long-term investments
                                (cost $105,293,820)                     123,709,731
                                                                     --------------
SHORT-TERM INVESTMENTS  34.1%
-------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES  3.8%
                               United States Treasury Bills.
                     350(b)    5.63%, 6/22/00                               345,512
                     950(b)    5.6725%, 6/22/00                             937,725
                               Federal Home Loan Bank
                                Discount Notes,
                                6.05%, 4/3/00                             4,890,356
                   4,892
                                                                     --------------
                               Total U.S. government securities
                                (cost $6,173,593)                         6,173,593
                                                                     --------------

    20                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                        Balanced Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

              Principal
Moody's       Amount
Rating        (000)            Description                           Value (Note 1)
-----------------------------------------------------------------------------------------
COMMERCIAL PAPER  11.4%
                               Centric Capital Corp.,
                                6.08%, 5/19/00                       $    3,471,626
P-1           $    3,500
                               Cox Enterprises Inc.,
                                6.20%, 4/26/00                            2,987,083
P-2                3,000
                               General Electric Capital Services
                                Inc.,
                                6.07%, 5/18/00                            3,968,301
P-1                4,000
                               Johnson Controls, Inc.,
                                6.33%, 4/3/00                             3,744,683
P-1                3,746
                               Old Line Funding Corp.,
                                6.05%, 5/15/00                            4,466,725
P-1                4,500
                                                                     --------------
                               Total commercial paper
                                (cost $18,638,418)                       18,638,418
                                                                     --------------
-------------------------------------------------------------------------------------
REPURCHASE AGREEMENT  18.9%
              31,014,000       Joint Repurchase Agreement Account,
                               6.15%, 4/3/00 (cost $31,014,000,
                                Note 5)                                  31,014,000
                                                                     --------------
                               Total short-term investments
                                (cost $55,826,011)                       55,826,011
                                                                     --------------
                               Total Investments  109.7%
                                (cost $161,119,831)                     179,535,742
                               Liabilities in excess of other
                                assets  (9.7%)                          (15,891,444)
                                                                     --------------
                               Net Assets  100%                      $  163,644,298
                                                                     --------------
                                                                     --------------

--------------------------------------------------------------------------------
(a) Non-income producing security.
(b) All or partial amount of security is segregated as collateral for financial futures transactions.
(c) Mortgage dollar roll, see Note 1 and Note 4.
(d) Figures are actual, not rounded to the nearest thousand.
(e) Pledged as collateral for dollar rolls.
MTN--Medium Term Note.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
    See Notes to Financial Statements                                     21

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                          Balanced Fund
             Statement of Assets and Liabilities (Unaudited)

                                                                   March 31, 2000
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $130,105,844)                          $  148,521,743
Repurchase agreement (cost $31,014,000)                                31,014,000
Cash                                                                          312
Dividends and interest receivable                                         578,816
Receivable for Fund shares sold                                           312,258
Receivable for investments sold                                           279,799
Due from broker-variation margin                                          145,988
Other assets                                                                4,770
                                                                   --------------
      Total assets                                                    180,857,686
                                                                   --------------
LIABILITIES
Payable for investments purchased                                      16,746,649
Payable for Fund shares reacquired                                        203,601
Accrued expenses and other liabilities                                    161,343
Management fee payable                                                     87,034
Distribution fee payable                                                   14,761
                                                                   --------------
      Total liabilities                                                17,213,388
                                                                   --------------
NET ASSETS                                                         $  163,644,298
                                                                   --------------
                                                                   --------------
Net assets were comprised of:
   Common stock, at par                                            $       11,873
   Paid-in capital in excess of par                                   141,308,908
                                                                   --------------
                                                                      141,320,781
   Undistributed net investment income                                  1,200,937
   Accumulated net realized gain on investments                           977,217
   Net unrealized appreciation on investments                          20,145,363
                                                                   --------------
Net assets, March 31, 2000                                         $  163,644,298
                                                                   --------------
                                                                   --------------

    22                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                       Balanced Fund
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                   March 31, 2000
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($12,840,607 / 932,986 shares of common stock issued and
      outstanding)                                                         $13.76
   Maximum sales charge (5% of offering price)                                .72
                                                                   --------------
   Maximum offering price to public                                        $14.48
Class B:
   Net asset value, offering price and redemption price per
      share
      ($13,221,126 / 961,681 shares of common stock issued and
      outstanding)                                                         $13.75
Class C:
   Net asset value and redemption price per share
      ($1,646,547 / 119,774 shares of common stock issued and
      outstanding)                                                         $13.75
   Sales charge (1% of offering price)                                        .14
                                                                   --------------
   Offering price to public                                                $13.89
Class Z:
   Net asset value, offering price and redemption price per
      share
      ($135,936,018 / 9,858,229 shares of common stock issued
      and outstanding)                                                     $13.79

    See Notes to Financial Statements                                     23

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                         Balanced Fund
             Statement of Operations (Unaudited)

                                                                    Six Months
                                                                       Ended
                                                                  March 31, 2000
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                        $   2,546,354
   Dividends (net of foreign withholding taxes of $658)                  446,648
                                                                 -----------------
      Total income                                                     2,993,002
                                                                 -----------------
Expenses
   Management fee                                                        498,745
   Distribution fee--Class A                                              14,200
   Distribution fee--Class B                                              59,787
   Distribution fee--Class C                                               6,860
   Transfer agent's fees and expenses                                    138,000
   Reports to shareholders                                                70,000
   Custodian's fees and expenses                                          69,000
   Registration fees                                                      45,000
   Legal fees and expenses                                                10,000
   Audit fee and expenses                                                 10,000
   Directors' fees and expenses                                            4,000
   Miscellaneous                                                           1,118
                                                                 -----------------
      Total expenses                                                     926,710
                                                                 -----------------
Net investment income                                                  2,066,292
                                                                 -----------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain (loss) on:
   Investment transactions                                             1,467,737
   Financial futures contracts                                           (39,379)
                                                                 -----------------
                                                                       1,428,358
                                                                 -----------------
Net change in unrealized appreciation on:
   Investments                                                        11,686,465
   Financial futures contracts                                         2,004,060
                                                                 -----------------
                                                                      13,690,525
                                                                 -----------------
Net gain on investments                                               15,118,883
                                                                 -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $  17,185,175
                                                                 -----------------
                                                                 -----------------

    24                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                        Balanced Fund
             Statement of Changes in Net Assets (Unaudited)

                                                 Six Months
                                                   Ended             Year Ended
                                               March 31, 2000    September 31, 1999
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                        $  2,066,292        $  3,573,191
   Net realized gain on investments                1,428,358           9,924,830
   Net change in unrealized appreciation on
      investments                                 13,690,525           9,882,582
                                               --------------    ------------------
   Net increase in net assets resulting from
      operations                                  17,185,175          23,380,603
                                               --------------    ------------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                       (218,395)            (74,318)
      Class B                                       (155,300)            (52,406)
      Class C                                        (17,058)             (4,693)
      Class Z                                     (2,869,828)         (4,048,216)
                                               --------------    ------------------
                                                  (3,260,581)         (4,179,633)
                                               --------------    ------------------
Distributions from net realized gains
      Class A                                       (538,187)           (438,657)
      Class B                                       (595,317)           (480,842)
      Class C                                        (65,388)            (43,068)
      Class Z                                     (6,387,683)        (21,035,473)
                                               --------------    ------------------
                                                  (7,586,575)        (21,998,040)
                                               --------------    ------------------
Series share transactions (net of share
   conversion) (Note 6)
   Net proceeds from shares sold                  23,663,309          69,542,543
   Net asset value of shares issued to
      shareholders in reinvestment of
      dividends and distributions                 10,820,733          26,157,302
   Cost of shares reacquired                     (23,920,755)       (114,537,650)
                                               --------------    ------------------
   Net increase (decrease) in net assets
      from Series share transactions              10,563,287         (18,837,805)
                                               --------------    ------------------
      Total increase (decrease)                   16,901,306         (21,634,875)
NET ASSETS
Beginning of period                              146,742,992         168,377,867
                                               --------------    ------------------
End of period(a)                                $163,644,298        $146,742,992
                                               --------------    ------------------
                                               --------------    ------------------
------------------------------
(a) Includes undistributed net investment
    income of                                   $  1,200,937        $  2,395,226
                                               --------------    ------------------

    See Notes to Financial Statements                                     25

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                         Balanced Fund
             Notes to Financial Statements (Unaudited)
      Prudential Active Balanced Fund (the 'Series') is a separately managed series of The Prudential Investment Portfolios, Inc. (the 'Fund'). The Fund was incorporated in Maryland on August 10, 1995 and is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company.
      The Series' investment objective is to seek income and long-term growth of capital. It invests in a portfolio of equity, fixed-income and money market securities, which is actively managed to capitalize on opportunities created by perceived misvaluation.
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of its financial statements.
      Securities Valuation:    Securities listed on a securities exchange and
NASDAQ (other than options on securities and indices) are valued at the last sale price on such exchange or system on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager, in consultation with the Subadviser, to be over-the-counter, are valued by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Securities for which market quotations are not readily available, other than private placements, are valued at a price supplied by an independent pricing agent which is, in the opinion of such pricing agent, representative of the market value of such securities as of the time of determination of net asset value or, using a methodology developed by an independent pricing agent, which is, in the judgement of the Manager and Subadviser, able to produce prices which are representative of market value.
      Short-term securities which mature in more than 60 days, for which market quotations are readily available, are valued at current market quotations as provided by an independent pricing agent or principal market maker. Short-term securities which mature in 60 days or less are valued at cost with interest accrued or discount
    26

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                        Balanced Fund
             Notes to Financial Statements (Unaudited) Cont'd.
amortized to the date of maturity, unless the Board of Directors determines that such variation does not represent fair value.
      All securities are valued as of 4:15 p.m., New York time.
      In connection with transactions in repurchase agreements, it is the Series' policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities or commodities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security or commodity. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures.
      The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.
      Dollar Rolls:    The Series enters into mortgage dollar rolls in which the
Series sells mortgage securities for delivery in the current month, realizing a gain or loss and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Series forgoes principal and interest paid on the securities. The Series is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the lower repurchase price is recorded as interest income. The Series maintains a segregated
                                                                          27

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                        Balanced Fund
             Notes to Financial Statements (Unaudited) Cont'd.
account, the dollar value of which is at least equal to its obligations in respect of dollar rolls.
      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.
      Dividends and Distributions:    The Series will declare and distribute its
net investment income and net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.
      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
      Taxes:    It is the Series' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision is required.
      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadvisor's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Series. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
      The management fee paid PIFM is computed daily and payable monthly at an annual rate of .65 of 1% of the Series' average daily net assets.
      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the
    28

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                         Balanced Fund
             Notes to Financial Statements (Unaudited) Cont'd.
Series' Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees were paid to PIMS as distributor of the Class Z shares of the Series.
      Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the six months ended March 31, 2000.
      PIMS has advised the Series that it received approximately $16,299 and $4,395 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the six months ended March 31, 2000. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
      PIMS has advised the Series that for the six months ended March 31, 2000, it received approximately $21,244 and $853 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.
      PIC, PIFM and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').
      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the year ended March 31, 2000.
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the six months ended March 31, 2000, the Series incurred fees of approximately $133,300 for the services of PMFS. As of March 31, 2000, approximately $19,100 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.
                                                                          29

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                         Balanced Fund
             Notes to Financial Statements (Unaudited) Cont'd.
Note 4. Portfolio Securities
Purchases and sales of investment securities other than short-term investments, for the six months ended March 31, 2000 were $133,343,053 and $130,609,063, respectively.
      The average monthly balance of dollar rolls outstanding during the six months ended March 31, 2000 was approximately $1,149,061. The value of dollar rolls outstanding at March 31, 2000 was $16,481,521 (principal $16,393,687), which was 9.1% of total assets.
      The cost basis of investments for federal income tax purposes as of March 31, 2000 was $161,436,773 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $18,098,969 (gross unrealized appreciation--$24,570,567, gross unrealized depreciation--$6,471,598).
      During the six months ended March 31, 2000, the Series entered into financial futures contracts. Details of open contracts at March 31, 2000 are as follows:

                                                     Value at       Value at        Unrealized
      Number of                       Expiration     March 31,        Trade       Appreciation/
      Contracts           Type           Date          2000           Date        (Depreciation)
---------------------  -----------    ----------    -----------    -----------    --------------
Long Position:
                       U.S. 10yr
28                     T-Note            Jun. 00    $ 2,746,188    $ 2,676,805      $   69,383
42                     S&P 500           Jun. 00     15,910,650     14,468,475       1,442,175
                       U.S. 5yr
164                    T-Note            Jun. 00     16,154,000     15,936,094         217,906
                                                                                  --------------
                                                                                    $1,729,464
                                                                                  --------------
                                                                                  --------------

Note 5. Joint Repurchase Agreement Account
The Series, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Government or federal agency obligations. At March 31, 2000, the Series had a 4.7% undivided interest in repurchase agreements in the joint account. The undivided interest for the Series represented $31,014,000 in principal amount. As of such date,
    30

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                        Balanced Fund
             Notes to Financial Statements (Unaudited) Cont'd.
each repurchase agreement in the joint account and the value of the collateral therefore was as follows:
      Bear, Stearns & Co. Inc., 6.10%, in the principal amount of $120,000,000, repurchase price of $120,061,000, due 4/3/00. The value of the collateral including accrued interest was $123,642,827.
      Credit Suisse First Boston Corp., 6.10%, in the principal amount of $130,000,000, repurchase price of $130,066,083, due 4/3/00. The value of the collateral including accrued interest was $134,450,258.
      Greenwich Capital Markets, Inc., 6.15%, in the principal amount of $100,000,000, repurchase price of $100,051,250, due 4/3/00. The value of the collateral including accrued interest was $102,005,200.
      Goldman, Sachs & Co., 6.09%, in the principal amount of $100,000,000, repurchase price of $100,050,750, due 4/3/00. The value of the collateral including accrued interest was $102,000,425.
      Merrill Lynch, Pierce, Fenner & Smith, Inc., 6.25%, in the principal amount of $207,289,000, repurchase price of $207,396,963, due 4/3/00. The value of the collateral including accrued interest was $211,435,308.
Note 6. Capital
The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
      There are 3 billion shares of $.001 par value common stock of the Fund authorized which are divided into three series, each of which offers four classes, designated
                                                                          31

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                         Balanced Fund
             Notes to Financial Statements (Unaudited) Cont'd.
Class A, Class B, Class C and Class Z, each of which consists of 250 million authorized shares.
      Transactions in shares of common stocks were as follows:

Class A                                                        Shares         Amount
----------------------------------------------------------   ----------    ------------
Six months ended March 31, 2000:
Shares sold                                                     196,715    $  2,594,785
Shares issued in reinvestment of dividends and
  distributions                                                  57,495         751,456
Shares reacquired                                              (109,229)     (1,440,019)
                                                             ----------    ------------
Net increase in shares outstanding before conversion            144,981       1,906,222
Shares issued upon conversion from Class B                        3,413          44,738
                                                             ----------    ------------
Net increase in shares outstanding                              148,394    $  1,950,960
                                                             ----------    ------------
                                                             ----------    ------------
Year ended September 30, 1999:
Shares sold                                                     806,345    $ 10,710,045
Shares issued in reinvestment of dividends and
  distributions                                                  41,285         510,287
Shares reacquired                                              (305,438)     (4,105,228)
                                                             ----------    ------------
Net increase in shares outstanding before conversion            542,192       7,115,104
Shares issued upon conversion from Class B                          236           3,120
                                                             ----------    ------------
Net increase in shares outstanding                              542,428    $  7,118,224
                                                             ----------    ------------
                                                             ----------    ------------
Class B
----------------------------------------------------------
Six months ended March 31, 2000:
Shares sold                                                     262,998    $  3,473,991
Shares issued in reinvestment of dividends and
  distributions                                                  56,023         732,778
Shares reacquired                                              (187,290)     (2,470,666)
                                                             ----------    ------------
Net increase in shares outstanding before conversion            131,731       1,736,103
Shares reacquired upon conversion into Class A                   (3,420)        (44,738)
                                                             ----------    ------------
Net increase in shares outstanding                              128,311    $  1,691,365
                                                             ----------    ------------
                                                             ----------    ------------
Year ended September 30, 1999:
Shares sold                                                     652,713    $  8,665,383
Shares issued in reinvestment of dividends and
  distributions                                                  41,783         516,862
Shares reacquired                                               (90,666)     (1,202,053)
                                                             ----------    ------------
Net increase in shares outstanding before conversion            603,830       7,980,192
Shares reacquired upon conversion into Class A                     (236)         (3,120)
                                                             ----------    ------------
Net increase in shares outstanding                              603,594    $  7,977,072
                                                             ----------    ------------
                                                             ----------    ------------

    32

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                        Balanced Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class C                                                        Shares         Amount
----------------------------------------------------------   ----------    ------------
Six months ended March 31, 2000:
Shares sold                                                      51,469    $    679,021
Shares issued in reinvestment of dividends and
  distributions                                                   6,048          79,112
Shares reacquired                                               (22,520)       (297,822)
                                                             ----------    ------------
Net increase in shares outstanding                               34,997    $    460,311
                                                             ----------    ------------
                                                             ----------    ------------
Year ended September 30, 1999:
Shares sold                                                      98,943    $  1,301,393
Shares issued in reinvestment of dividends and
  distributions                                                   3,860          47,750
Shares reacquired                                               (39,496)       (519,205)
                                                             ----------    ------------
Net increase in shares outstanding                               63,307    $    829,938
                                                             ----------    ------------
                                                             ----------    ------------
Class Z
----------------------------------------------------------
Six months ended March 31, 2000:
Shares sold                                                   1,277,760    $ 16,915,512
Shares issued in reinvestment of dividends and
  distributions                                                 708,293       9,257,387
Shares reacquired                                            (1,491,462)    (19,712,248)
                                                             ----------    ------------
Net increase in shares outstanding                              494,591    $  6,460,651
                                                             ----------    ------------
                                                             ----------    ------------
Year ended September 30, 1999:
Shares sold                                                   3,692,823    $ 48,865,722
Shares issued in reinvestment of dividends and
  distributions                                               2,032,131      25,082,403
Shares reacquired                                            (8,515,198)   (108,711,164)
                                                             ----------    ------------
Net decrease in shares outstanding                           (2,790,244)   $(34,763,039)
                                                             ----------    ------------
                                                             ----------    ------------

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                         Balanced Fund
             Financial Highlights (Unaudited)

                                                                      Class A
                                                                  ----------------
                                                                  Six Months Ended
                                                                   March 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  13.25
                                                                      --------
Income from investment operations:
Net investment income                                                      .19
Net realized and unrealized gain (loss) on investment
transactions                                                              2.01
                                                                      --------
   Total from investment operations                                       2.20
                                                                      --------
Less distributions:
Dividends from net investment income                                      (.28)
Distributions from net realized gains                                     (.69)
                                                                      --------
   Total distributions                                                    (.97)
                                                                      --------
Net asset value, end of period                                        $  14.48
                                                                      --------
                                                                      --------
TOTAL RETURN(d):                                                         11.72%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 12,841
Average net assets (000)                                              $ 11,360
Ratios to average net assets:
   Expenses, including distribution fees                                  1.35%(c)
   Expenses, excluding distribution fees                                  1.10%(c)
   Net investment income                                                  2.55%(c)
Portfolio turnover rate                                                    112%

------------------------------
(a) Commencement of offering of Class A shares.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
    34                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                         Balanced Fund
             Financial Highlights (Unaudited) Cont'd.

                                        Class A
---------------------------------------------------------------------------------------
         Year Ended September 30,                         November 7, 1996(a)
------------------------------------------               through September 30,
      1999                      1998                              1997
---------------------------------------------------------------------------------------
    $  13.29                   $14.41                            $13.40
         .31                      .44                               .21(b)
        1.69                     (.20)                             1.97
    --------                  -------                           -------
        2.00                      .24                              2.18
    --------                  -------                           -------
        (.30)                    (.32)                             (.39)
       (1.74)                   (1.04)                             (.78)
    --------                  -------                           -------
       (2.04)                   (1.36)                            (1.17)
    --------                  -------                           -------
    $  13.25                   $13.29                            $14.41
    --------                  -------                           -------
    --------                  -------                           -------
       16.07%                    1.93%                            17.48%
    $ 10,397                   $3,218                            $  990
    $  6,918                   $2,090                            $  100
        1.41%                    1.28%                             1.31%(c)
        1.16%                    1.03%                             1.06%(c)
        2.29%                    2.72%                             2.69%(c)
         230%                     256%                               50%

    See Notes to Financial Statements                                     35

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                         Balanced Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class B
                                                                  ----------------
                                                                  Six Months Ended
                                                                   March 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  13.17
                                                                      --------
Income from investment operations:
Net investment income                                                      .13
Net realized and unrealized gain (loss) on investment
transactions                                                              1.32
                                                                      --------
   Total from investment operations                                       1.45
                                                                      --------
Less distributions:
Dividends from net investment income                                      (.18)
Distributions from net realized gains                                     (.69)
                                                                      --------
   Total distributions                                                    (.87)
                                                                      --------
Net asset value, end of period                                        $  13.75
                                                                      --------
                                                                      --------
TOTAL RETURN(d):                                                         11.35%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 13,221
Average net assets (000)                                              $ 11,957
Ratios to average net assets:
   Expenses, including distribution fees                                  2.10%(c)
   Expenses, excluding distribution fees                                  1.10%(c)
   Net investment income                                                  1.80%(c)
Portfolio turnover rate                                                    112%

------------------------------
(a) Commencement of offering of Class A shares.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
    36                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                         Balanced Fund
             Financial Highlights (Unaudited) Cont'd.

                                        Class B
---------------------------------------------------------------------------------------
         Year Ended September 30,                         November 7, 1996(a)
------------------------------------------               through September 30,
      1999                      1998                              1997
---------------------------------------------------------------------------------------
    $  13.22                   $14.34                            $13.40
    --------                  -------                           -------
         .19                      .27                               .19(b)
        1.69                     (.14)                             1.92
    --------                  -------                           -------
        1.88                      .13                              2.11
    --------                  -------                           -------
        (.19)                    (.21)                             (.39)
       (1.74)                   (1.04)                             (.78)
    --------                  -------                           -------
       (1.93)                   (1.25)                            (1.17)
    --------                  -------                           -------
    $  13.17                   $13.22                            $14.34
    --------                  -------                           -------
    --------                  -------                           -------
       15.12%                    1.10%                            16.91%
    $ 10,979                   $3,038                            $  213
    $  7,018                   $1,285                            $   71
        2.16%                    2.03%                             2.06%(c)
        1.16%                    1.03%                             1.06%(c)
        1.54%                    1.95%                             1.94%(c)
         230%                     256%                               50%

    See Notes to Financial Statements                                     37

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                         Balanced Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class C
                                                                  ----------------
                                                                  Six Months Ended
                                                                   March 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  13.17
                                                                      --------
Income from investment operations:
Net investment income                                                      .14
Net realized and unrealized gain (loss) on investment
transactions                                                              1.45
                                                                      --------
   Total from investment operations                                       1.59
                                                                      --------
Less distributions:
Dividends from net investment income                                      (.18)
Distributions from net realized gains                                     (.69)
                                                                      --------
   Total distributions                                                    (.87)
                                                                      --------
Net asset value, end of period                                        $  13.89
                                                                      --------
                                                                      --------
TOTAL RETURN(d):                                                         11.35%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $  1,647
Average net assets (000)                                              $  1,372
Ratios to average net assets:
   Expenses, including distribution fees                                  2.10%(c)
   Expenses, excluding distribution fees                                  1.10%(c)
   Net investment income                                                  1.81%(c)
Portfolio turnover rate                                                    112%

------------------------------
(a) Commencement of offering of Class C shares.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
    38                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                          Balanced Fund
             Financial Highlights (Unaudited) Cont'd.

                                        Class C
---------------------------------------------------------------------------------------
         Year Ended September 30,                         November 7, 1996(a)
------------------------------------------               through September 30,
      1999                      1998                              1997
---------------------------------------------------------------------------------------
    $  13.22                   $14.34                            $13.40
    --------                  -------                           -------
         .19                      .48                               .13(b)
        1.69                     (.35)                             1.98
    --------                  -------                           -------
        1.88                      .13                              2.11
    --------                  -------                           -------
        (.19)                    (.21)                             (.39)
       (1.74)                   (1.04)                             (.78)
    --------                  -------                           -------
       (1.93)                   (1.25)                            (1.17)
    --------                  -------                           -------
    $  13.17                   $13.22                            $14.34
    --------                  -------                           -------
    --------                  -------                           -------
       15.12%                    1.10%                            16.91%
    $  1,117                   $  284                            $    5
    $    674                   $  118                            $    1
        2.16%                    2.03%                             2.06%(c)
        1.16%                    1.03%                             1.06%(c)
        1.54%                    2.04%                             1.94%(c)
         230%                     256%                               50%

    See Notes to Financial Statements                                     39

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                        Balanced Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class Z
                                                                  ----------------
                                                                  Six Months Ended
                                                                   March 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  13.27
                                                                  ----------------
Income from investment operations:
Net investment income                                                      .19
Net realized and unrealized gain (loss) on investment
transactions                                                              1.33
                                                                  ----------------
   Total from investment operations                                       1.52
                                                                  ----------------
Less distributions:
Dividends from net investment income                                      (.31)
Distributions from net realized gains                                     (.69)
                                                                  ----------------
   Total distributions                                                   (1.00)
                                                                  ----------------
Net asset value, end of period                                        $  13.79
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(d):                                                         11.87%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $135,936
Average net assets (000)                                              $128,771
Ratios to average net assets:
   Expenses, including distribution fees                                  1.10%(c)
   Expenses, excluding distribution fees                                  1.10%(c)
   Net investment income                                                  2.80%(c)
Portfolio turnover rate                                                    112%

------------------------------
(a) Net of expense subsidy.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
    40                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                        Balanced Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class Z
----------------------------------------------------------------------------------------------------------
                                         Year Ended September 30,
----------------------------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996                 1995
----------------------------------------------------------------------------------------------------------
    $  13.32             $  14.45             $  13.01             $  12.46             $  10.92
----------------     ----------------     ----------------     ----------------     ----------------
         .35                  .38                  .39(b)               .29(a)               .33(a)
        1.68                 (.12)                2.22                  .81                 1.54
----------------     ----------------     ----------------     ----------------     ----------------
        2.03                  .26                 2.61                 1.10                 1.87
----------------     ----------------     ----------------     ----------------     ----------------
        (.34)                (.35)                (.39)                (.37)                (.29)
       (1.74)               (1.04)                (.78)                (.18)                (.04)
----------------     ----------------     ----------------     ----------------     ----------------
       (2.08)               (1.39)               (1.17)                (.55)                (.33)
----------------     ----------------     ----------------     ----------------     ----------------
    $  13.27             $  13.32             $  14.45             $  13.01             $  12.46
----------------     ----------------     ----------------     ----------------     ----------------
       16.32%                2.12%               21.34%                9.11%               17.66%
    $124,250             $161,838             $158,672             $153,588             $133,352
    $130,052             $177,443             $154,199             $142,026             $104,821
        1.16%                1.03%                1.06%                1.00%(a)             1.00%(a)
        1.16%                1.03%                1.06%                1.00%(a)             1.00%(a)
        2.54%                2.99%                2.94%                3.09%(a)             3.53%(a)
         230%                 256%                  50%                  51%                  30%

    See Notes to Financial Statements                                     41

Prudential Active Balanced Fund

Prudential Mutual Fund Family

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at
(800) 225-1852. Read the prospectus carefully before you invest or send money.

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Prudential Stock Index Fund
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Nicholas-Applegate Fund, Inc.
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The Prudential Investment Portfolios, Inc.
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Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Prudential Global Growth Fund
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Global Utility Fund, Inc.
Target Funds
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
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  Income Portfolio
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Prudential California Municipal Fund
  California Series
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Prudential National Municipals Fund, Inc.
MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
  Liquid Assets Fund
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  Money Market Series
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Prudential Special Money Market Fund, Inc.
  Money Market Series
Prudential MoneyMart Assets, Inc.

Tax-Free Money Market Funds
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series

Command Funds
Command Money Fund
Command Government Fund
Command Tax-Free Fund

Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series

Prudential Active Balanced Fund

Getting the Most From Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities
Financial Advisor or Pruco Securities registered representative. Your advisor or representative can provide you with the following services:
There's No Reward Without Risk; but Is This Risk Worth
It?
Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!
Keeping Up With the Joneses
A financial advisor or registered representative can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.
Buy Low, Sell High
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

www.prudential.com            (800) 225-1852

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Directors
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Robin B. Smith
John R. Strangfeld
Louis A. Weil, III
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
David R. Odenath, Jr., Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
Stephen M. Ungerman, Assistant Treasurer
William V. Healey, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
194 Wood Avenue South
Iselin, NJ 08830

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

Fund Symbols    NASDAQ    CUSIP
     Class A      --    74437E883
     Class B      --    74437E875
     Class C      --    74437E867
     Class Z    PABFX   74437E859

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of March 31, 2000, were not audited and, accordingly, no opinion is expressed on them.

(LOGO)

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Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852


MF185E2  74437E883  74437E875  74437E867  74437E859

(LOGO) Printed on Recycled Paper

SEMIANNUAL REPORT  MARCH 31, 2000

Prudential
Jennison Growth Fund

Fund Type Stock

Objective Long-term growth of capital

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)

Build on the Rock

Investment Goals and Style
Prudential Jennison Growth Fund seeks to achieve long-term growth of capital primarily through investment in stocks of medium and large companies (generally those with a total market value of at least $1 billion) that we believe have above-average prospects for growth. The Fund may also invest in stocks of foreign companies, investment-grade bonds, and securities issued or backed by the U.S. government and its agencies, such as mortgage-backed securities. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition
  Sectors expressed as a percentage of
net assets as of 3/31/00
    32.0% Technology
    30.0  Communications Services
    10.0  Financial Services
     9.0  Consumer Cyclicals
     6.0  Consumer Staples
    10.0  Healthcare
     2.0  Capital Goods
     1.0  Cash & Equivalents

Ten Largest Holdings

  Expressed as a percentage of
  net assets as of 3/31/00
  4.6%  Microsoft Corp.
        EDP Software & Services
  4.3   Cisco Systems, Inc.
        Networking
  3.8   Vodafone AirTouch PLC
        Telecommunications
  3.6   Intel Corp.
        Electronic Components
  3.4   Nokia Corp. (ADR)
        Telecommunications Equipment
  3.2   Home Depot, Inc.
        Retail
  3.2   Citigroup, Inc.
        Banks & Financial Services
  3.0   Hewlett-Packard Co.
        Computer Systems/Peripherals
  2.7   Qwest Communications
        International, Inc.
        Telecommunications
  2.4   Warner-Lambert Co.
        Pharmaceuticals
www.prudential.com        (800) 225-1852

Performance at a Glance

Cumulative Total Returns1  As of 3/31/00
                        Six    One     Five      Since
                       Months  Year    Years  Inception2
  Class A              44.29%  44.15%   N/A     228.47%
  Class B              43.73   42.99    N/A     217.80
  Class C              43.73   42.99    N/A     217.80
  Class Z              44.55   44.47  324.80%   454.88
  Lipper Large-Cap
    Growth Fund Avg.3  37.61   38.08  270.26     ***


Average Annual Total Returns1                As of 3/31/00
                One    Five     Since
                Year   Years  Inception2
  Class A      36.94%   N/A     29.43%
  Class B      37.99    N/A     29.88
  Class C      40.56    N/A     29.68
  Class Z      44.47   33.55%   26.06


Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
1 Source: Prudential Investments Fund Management LLC and
Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class
A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service
(12b-1) fees.
2 Inception dates: Class A, B, and C, 11/2/95; Class Z,
4/15/96. On 9/20/96, The Prudential Institutional Fund--
Growth Stock Fund merged into the Prudential Jennison
Growth Fund, Class Z shares. Performance prior to 9/20/96 is for the Growth Stock Fund, which had an inception date of 11/5/92.
3 Lipper average returns are for all funds in each share class for the six-month, one-, and five-year periods in the Large-Cap Growth Fund category. The Lipper average is unmanaged. Large-Cap Growth funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the S&P(R) Mid-Cap 400 Index.
Large-Cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price/earnings ratio, price-to-book ratio, and three-year earnings growth figure.
(R) S&P is a registered trademark of the Standard & Poor's
Corporation.
***Lipper Since Inception returns are 209.73% for Class
A, B, and C, and 178.87% for Class Z, based on all funds in each share class.

Prudential Jennison Growth Fund

Message From the Fund's President  May 16, 2000

Dear Shareholder,
I am pleased to report that Prudential Jennison Growth
Fund continued and accelerated its excellent performance with a 44.29% return on its Class A shares for the six months ended March 31, 2000. This was 39.29% for those paying an initial Class A share sales charge. The return was exceptional--well above an already high Lipper Large-
Cap Growth Fund Average.
The Fund benefited from its heavy representation of technology stocks--almost 40% of its net assets at period end. During this six-month span, and particularly during the month of February, market gains were concentrated among technology and biotechnology stocks. Not surprisingly, the six largest contributors to the Fund's return were technology stocks, including Cisco Systems, Nokia, and Intel. The Fund also benefited from its smaller focuses in communications services, financials, consumer cyclicals, and healthcare.
A fund with this focus on technology could not have escaped the March-April technology downturn unscathed.
However, Jennison's investing style in the sector favors blue-chip stocks with a strong earnings history, which buffered the impact somewhat. On the following pages, the Fund's portfolio managers describe how they achieved their exceptional results this reporting period, and what their strategy is for the future.
No one knows in which direction the markets could be headed next. That's why Prudential typically recommends that its clients maintain a broadly diversified portfolio--one that includes both growth and value funds.
Moreover, the importance of maintaining a long-term investment approach cannot be overstated, particularly during periods of short-term market fluctuations.

Sincerely,

John R. Strangfeld, President
The Prudential Investment Portfolio, Inc.--Prudential
Jennison Growth Fund
www.prudential.com           (800) 225-1852

Investment Adviser's Report

Dear Shareholder,
Despite a correction that began in March, stock markets over the six months of our reporting period were dominated by the technology sector. We began the period with more than a third of our portfolio invested in technology. Among our largest holdings (see Comments on Largest Holdings), Cisco Systems, Nokia, and Intel were among the largest contributors to our outperformance of the overall market. We also had substantial contributions from Texas Instruments (semiconductors); JDS Uniphase
(optical information processing), which more than doubled; Applied Materials (semiconductor capital equipment); and Broadcom, an initial public offering
(IPO) that moved up sharply after its issuance (not quite tripling by period end). We had a much smaller position in Juniper Networks; nonetheless, its 334% rise over the period made it an important contributor.
Not all of our technology holdings gained. IBM and Lucent
Technologies were among the larger negative impacts. The market during this period preferred newer, more exciting companies. We sold our holdings in Lucent, but we kept
IBM because it was inexpensively priced, with significantly positive cash flow and good growth prospects.
We sold several technology stocks to fund the purchase of pharmaceuticals, which were as inexpensive as at any time in the previous eight years. Despite the sales, the large price appreciation of our technology holdings left us with a higher weighting at period end than at the beginning of the period.
Communications services were our second-largest sector focus on March 31, as well as our second-best performing sector. Vodafone AirTouch is described in Comments on Largest Holdings. We added to our position there and in Qwest, but sold our shares of MCI WorldCom. Our strategy is to focus on companies that are increasing their market share--not the incumbents. We concluded that when WorldCom acquired MCI, it diluted its position in the rapidly growing data market with the slower-growing voice services. The stock was among our poorer performers in this period. Vodafone, by

Prudential Jennison Growth Fund

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 3/31/00
4.6%  Microsoft Corp./EDP Software & Services
  World's largest software company. Microsoft's fundamentals continue to be superb. The introduction of Windows 2000 should drive strong earnings growth. The lawsuit remains a cloud, of course.

4.3%  Cisco Systems, Inc./Networking
  Leading data networking equipment manufacturer.
Provides most of the Internet switching infrastructure for both carriers and corporate entry points, as well as internal corporate networks. The Internet is causing
Cisco's revenues and earnings to accelerate from already high levels. These trends should continue for the foreseeable future.

3.8%  Vodafone AirTouch PLC/Telecommunications
  With the merger of Mannesmann into Vodafone, this company now becomes the dominant global wireless platform. We are optimistic that strong growth will continue as wireless data, in addition to voice, comes into wide use.

3.6%  Intel Corp./Electronic Components
  Intel's business remains strong as PCs continue to proliferate globally. We remain optimistic about this company's leadership position in semiconductors and its continued strong earnings growth.

3.4%  Nokia Corp. (ADR)/Telecommunications Equipment
  Nokia's dominant position in handsets continues.
Handset demand is growing strongly and should continue as Internet access via wireless phone becomes a reality.

www.prudential.com        (800) 225-1852

Investment Adviser's Report

contrast, strengthened its position in wireless telephony with its acquisition of Mannesmann. We also added Nextel. Companies that benefit from greater consumer confidence (consumer cyclicals) also performed well for us, notably Home Depot. Home Depot profited, in particular, from the continuing high level of home construction and improvement. We also own retailers, such as Kohl's, Wal-Mart, and Gap Stores. McDonald's stock disappointed during the period, and we sold it in favor of companies with the potential for more explosive growth.
Among our financials, Morgan Stanley Dean Witter had particularly high profits because of the strong equity markets. Citigroup and Chase Manhattan are strong global companies in an environment of global economic growth.
Our healthcare holdings include pharmaceutical companies and two biotechnology firms: Genentech and Amgen. These are as close as biotech comes to blue chips. Drug company stocks have been held back by fears that the U.S.
government will act to restrict pricing. Although drug costs may become part of the election-year debate, we think the importance of this sector will prevent serious damage. Drugs are very cost-effective; they help hold down the overall costs of medical care. We added
Pharmacia & Upjohn during this period, to our benefit. Warner-Lambert, American Home Products, and Bristol-Myers Squibb are also among our larger holdings in the sector.
We added Merck and sold it after it disappointed; we also sold our shares of Johnson & Johnson.

Prudential Jennison Growth Fund

Investment Adviser's Report

How to price a growth stock
The return on a share consists of any dividends it pays plus any change in its market price--the capital appreciation. Ultimately, both of these factors depend upon the company's earnings.
The price of a share is its price/earnings ratio multiplied by its earnings. Investors are willing to pay more per dollar of earnings (a higher price/earnings multiple) for companies whose future earnings they expect to be higher or more dependable than average.
Expectations of greater earnings growth will justify a higher price/earnings multiple.
LOOKING AHEAD
We expect to see the new electronic- and telecommunications-based economy outperform the old basic industry sectors in both profit growth and stock price performance. Unless the upward movement in interest rates continues longer than we expect, we think the current high price/earnings multiples can be sustained, so stock prices will be able to rise in line with earnings growth.
We think Prudential Jennison Growth Fund, with its broad selection of rapidly growing companies, is well positioned for this environment.

Prudential Jennison Growth Fund Management Team

Prudential Jennison Growth Fund

Financial
  Statements

       The Prudential Investment Portfolios, Inc.     Prudential Jennison
                                                         Growth Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited)

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.4%
Common Stocks  97.4%
-------------------------------------------------------------------------------------
Banks & Financial Services  8.5%
     735,300   American Express Co.                                 $    109,513,744
   1,016,700   Chase Manhattan Corp.                                      88,643,531
   4,052,425   Citigroup, Inc.                                           240,359,458
     404,400   Merrill Lynch & Co., Inc.                                  42,462,000
   2,008,180   Morgan Stanley Dean Witter                                163,792,181
                                                                    ----------------
                                                                         644,770,914
-------------------------------------------------------------------------------------
Computer Systems/Peripherals  8.9%
   2,061,300   Dell Computer Corp.(a)                                    111,181,369
   1,017,700   EMC Corp.(a)                                              127,212,500
   1,686,500   Hewlett-Packard Co.                                       223,566,656
     698,100   International Business Machines Corp.                      82,375,800
   1,386,900   Sun Microsystems, Inc.(a)                                 129,956,864
                                                                    ----------------
                                                                         674,293,189
-------------------------------------------------------------------------------------
Diversified Manufacturing  2.2%
   1,043,700   General Electric Co.                                      161,969,194
-------------------------------------------------------------------------------------
EDP Software & Services  7.6%
   1,551,000   America Online, Inc.(a)                                   104,304,750
     752,300   Equant NV (ADR) (Netherlands)(a)                           63,992,519
   3,287,000   Microsoft Corp.(a)                                        349,243,750
     434,750   VERITAS Software Corp.(a)                                  56,952,250
                                                                    ----------------
                                                                         574,493,269
-------------------------------------------------------------------------------------
Electronic Components  8.0%
     335,200   Broadcom Corp.                                             81,411,700
   2,057,800   Intel Corp.                                               271,500,987
     614,600   JDS Uniphase Corp.(a)                                      74,097,713
       1,200   Lexmark International Group, Inc.(a)                          126,900
       1,200   STMicroelectronics NV (Netherlands)                           224,625
   1,134,300   Texas Instruments, Inc.                                   181,488,000
                                                                    ----------------
                                                                         608,849,925

    8                                      See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.     Prudential Jennison
                                                        Growth Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Household & Personal Care Products  0.8%
   1,212,600   Estee Lauder Co., Inc.                               $     60,705,788
-------------------------------------------------------------------------------------
Industrial Technology/Instruments  2.6%
   1,370,000   Applied Materials, Inc.(a)                                129,122,500
     830,800   KLA-Tencor Corp.(a)                                        69,994,900
                                                                    ----------------
                                                                         199,117,400
-------------------------------------------------------------------------------------
Insurance  2.1%
   1,415,250   American International Group, Inc.                        154,969,875
-------------------------------------------------------------------------------------
Media & Communications  9.3%
   2,244,000   AT&T Corp. - Liberty Media Group(a)                       132,957,000
   2,970,800   CBS Corp.(a)                                              168,221,550
   1,439,000   Clear Channel Communications, Inc.(a)                      99,380,937
     965,600   Omnicom Group, Inc.                                        90,223,250
   1,075,800   Time Warner, Inc.                                         107,580,000
     740,000   Univision Communications, Inc.(a)                          83,620,000
     168,700   Verisign, Inc.(a)                                          25,220,650
                                                                    ----------------
                                                                         707,203,387
-------------------------------------------------------------------------------------
Networking  6.3%
   4,261,400   Cisco Systems, Inc.(a)                                    329,459,487
     256,000   Juniper Networks, Inc.(a)                                  67,472,000
     850,200   Metromedia Fiber Network, Inc.                             82,256,850
                                                                    ----------------
                                                                         479,188,337
-------------------------------------------------------------------------------------
Pharmaceuticals  10.0%
   2,444,900   American Home Products Corp.                              131,107,763
   1,485,600   Amgen, Inc.(a)                                             91,178,700
   2,067,200   Bristol-Myers Squibb Co.                                  119,380,800
     482,300   Genentech, Inc.(a)                                         73,309,600
   1,427,300   Glaxo Wellcome PLC (ADR) (United Kingdom)                  81,802,131
   1,377,200   Pharmacia & Upjohn, Inc.                                   81,599,100
   1,874,400   Warner-Lambert Co.                                        182,754,000
                                                                    ----------------
                                                                         761,132,094

    See Notes to Financial Statements                                      9

       The Prudential Investment Portfolios, Inc.     Prudential Jennison
                                                        Growth Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Retail  9.3%
   2,366,387   Gap, Inc.                                            $    117,875,652
   3,743,150   Home Depot, Inc.                                          241,433,175
   1,485,800   Kohl's Corp.(a)                                           152,294,500
     996,300   Tiffany & Co.                                              83,315,588
   2,025,100   Wal-Mart Stores, Inc.                                     112,393,050
                                                                    ----------------
                                                                         707,311,965
-------------------------------------------------------------------------------------
Telecommunications  13.0%
   1,058,950   Allegiance Telecom, Inc.(a)                                85,377,844
     692,300   Level 3 Communications, Inc.(a)                            73,210,725
     684,300   Nextel Communications, Inc.(a)                            101,447,475
     640,700   NEXTLINK Communications, Inc.(a)                           79,246,581
   1,640,287   NTL, Inc.(a)                                              152,239,137
   4,250,700   Qwest Communications International, Inc.(a)               206,158,950
   5,230,686   Vodafone AirTouch PLC (ADR)(United Kingdom)(a)            290,629,991
                                                                    ----------------
                                                                         988,310,703
-------------------------------------------------------------------------------------
Telecommunications Equipment  8.8%
     283,200   Applied Micro Circuits Corp.(a)                            42,497,700
     336,200   Corning, Inc.                                              65,222,800
   1,020,400   Ericsson (L.M.) Telephone Co., Inc. (ADR) (Sweden)         95,726,275
     247,000   General Motors Corp. 'H'                                   30,751,500
     846,200   Motorola, Inc.                                            120,477,725
   1,177,400   Nokia Corp. (ADR)(Finland)                                255,790,150
     299,000   QUALCOMM, Inc.(a)                                          44,644,438
      61,900   Sycamore Networks, Inc.(a)                                  7,985,100
                                                                    ----------------
                                                                         663,095,688
                                                                    ----------------
               Total long-term investments (cost $4,648,924,739)       7,385,411,728
                                                                    ----------------

    10                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.     Prudential Jennison
                                                        Growth Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Principal
Amount
(000)         Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  1.9%
Commercial Paper  1.9%
              American Express Credit Corp.
$   149,281   6.20%, 4/3/00
               (cost $149,281,000)                                 $    149,281,000
                                                                   ----------------
              Total Investments  99.3% (cost $4,798,205,739;
               Note 4)                                                7,534,692,728
              Other assets in excess of liabilities  0.7%                50,071,321
                                                                   ----------------
              Net Assets  100%                                     $  7,584,764,049
                                                                   ----------------
                                                                   ----------------

--------------------------------------------------------------------------------
(a) Non-income producing security.
ADR--American Depository Receipt.
    See Notes to Financial Statements                                     11

       The Prudential Investment Portfolios, Inc.     Prudential Jennison
                                                        Growth Fund
             Statement of Assets and Liabilities (Unaudited)

                                                                  March 31, 2000
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $4,798,205,739)                      $  7,534,692,728
Cash                                                                      319,259
Receivable for Series shares sold                                      74,719,427
Receivable for investments sold                                        49,450,346
Dividends and interest receivable                                       3,680,922
Deferred expenses and other assets                                         80,947
                                                                 ----------------
      Total assets                                                  7,662,943,629
                                                                 ----------------
LIABILITIES
Payable for investments purchased                                      60,466,050
Payable for Series shares reacquired                                   11,254,774
Management fee payable                                                  3,505,009
Distribution fees payable                                               2,620,185
Withholding taxes payable                                                 230,828
Accrued expenses and other liabilities                                    102,734
                                                                 ----------------
      Total liabilities                                                78,179,580
                                                                 ----------------
NET ASSETS                                                       $  7,584,764,049
                                                                 ----------------
                                                                 ----------------
Net assets were comprised of:
   Common stock, at par                                          $        278,391
   Paid-in capital in excess of par                                 4,516,340,430
                                                                 ----------------
                                                                    4,516,618,821
   Net investment loss                                                (17,119,448)
   Accumulated net realized gain on investments                       348,777,687
   Net unrealized appreciation on investments                       2,736,486,989
                                                                 ----------------
Net assets, March 31, 2000                                       $  7,584,764,049
                                                                 ----------------
                                                                 ----------------

    12                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.     Prudential Jennison
                                                          Growth Fund
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                  March 31, 2000
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($1,721,836,782 / 62,629,794 shares of common stock
      issued and outstanding)                                              $27.49
   Maximum sales charge (5% of offering price)                               1.45
                                                                 ----------------
   Maximum offering price to public                                        $28.94
                                                                 ----------------
                                                                 ----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($2,480,157,441 / 93,598,826 shares of common
      stock issued and outstanding)                                        $26.50
                                                                 ----------------
                                                                 ----------------
Class C:
   Net asset value and redemption price per share
      ($279,065,573 / 10,531,706 shares of common stock issued
      and outstanding)                                                     $26.50
   Sales charge (1% of offering price)                                        .27
                                                                 ----------------
   Offering price to public                                                $26.77
                                                                 ----------------
                                                                 ----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($3,103,704,253 / 111,630,285 shares of common
      stock issued and outstanding)                                        $27.80
                                                                 ----------------
                                                                 ----------------

    See Notes to Financial Statements                                     13

       The Prudential Investment Portfolios, Inc.     Prudential Jennison
                                                         Growth Fund
             Statement of Operations (Unaudited)

                                                                    Six Months
                                                                      Ended
                                                                  March 31, 2000
--------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of $257,871)       $   11,551,411
   Interest                                                            5,732,433
                                                                  --------------
      Total income                                                    17,283,844
                                                                  --------------
Expenses
   Management fee                                                     17,216,358
   Distribution fee--Class A                                           1,594,098
   Distribution fee--Class B                                           9,895,511
   Distribution fee--Class C                                           1,023,086
   Transfer agent's fees and expenses                                  3,770,000
   Registration fees                                                     489,000
   Reports to shareholders                                               173,000
   Custodian's fees and expenses                                          90,000
   Directors' fees and expenses                                           47,000
   Insurance expense                                                      35,000
   Legal fees and expenses                                                27,000
   Audit fee and expenses                                                 10,000
   Amortization of deferred organization expenses                          3,225
   Miscellaneous                                                          30,014
                                                                  --------------
      Total expenses                                                  34,403,292
                                                                  --------------
Net investment loss                                                  (17,119,448)
                                                                  --------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investment transactions                         423,238,037
Net change in unrealized appreciation on investments               1,710,080,376
                                                                  --------------
Net gain on investments                                            2,133,318,413
                                                                  --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $2,116,198,965
                                                                  --------------
                                                                  --------------

    14                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.     Prudential Jennison
                                                         Growth Fund
             Statement of Changes in Net Assets (Unaudited)

                                                Six Months
                                                  Ended             Year Ended
                                              March 31, 2000    September 30, 1999
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                        $  (17,119,448)     $  (22,210,880)
   Net realized gain on investments              423,238,037         201,324,080
   Net change in unrealized appreciation of
      investments                              1,710,080,376         828,202,820
                                              --------------    ------------------
   Net increase in net assets resulting
      from operations                          2,116,198,965       1,007,316,020
                                              --------------    ------------------
Distributions from net realized capital
gains (Note 1)
      Class A                                    (56,726,162)        (17,349,525)
      Class B                                    (94,312,745)        (27,545,469)
      Class C                                     (9,330,765)         (1,752,623)
      Class Z                                   (112,764,183)        (38,052,986)
                                              --------------    ------------------
                                                (273,133,855)        (84,700,603)
                                              --------------    ------------------
Series share transactions (net of
   conversion)
   (Note 5)
   Net proceeds from shares sold               2,484,254,391       2,794,924,604
   Net asset value of shares issued in
      reinvestment of distributions              267,626,458          83,061,464
   Cost of shares reacquired                  (1,463,714,511)     (1,569,556,414)
                                              --------------    ------------------
   Net increase in net assets from Series
      share transactions                       1,288,166,338       1,308,429,654
                                              --------------    ------------------
      Total increase                           3,131,231,448       2,231,045,071
NET ASSETS
Beginning of period                            4,453,532,601       2,222,487,530
                                              --------------    ------------------
End of period                                 $7,584,764,049      $4,453,532,601
                                              --------------    ------------------
                                              --------------    ------------------

    See Notes to Financial Statements                                     15

       The Prudential Investment Portfolios, Inc.     Prudential Jennison
                                                          Growth Fund
             Notes to Financial Statements (Unaudited)
      Prudential Jennison Growth Fund (the 'Series') is a separately managed series of The Prudential Investment Portfolios, Inc. (the 'Fund'). The Fund was incorporated in Maryland on August 10, 1995 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Series had no significant operations other than the issuance of 3,334 shares of Class A and 3,333 shares of Class B and Class C common stock for $100,000 on September 13, 1995 to Prudential Investments Fund Management LLC ('PIFM'). Investment operations commenced on November 2, 1995.
      The Series' investment objective is to achieve long-term growth of capital. It invests primarily in equity securities (common stock, preferred stock and securities convertible into common stock) of established companies with above-average growth prospects.
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements.
      Securities Valuation:    Securities listed on a securities exchange (other
than options on securities and indices) are valued at the last sales price on such exchange or system on the day of valuation, or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager, in consultation with the Subadviser, to be over-the-counter, are valued by an independent pricing agent or principal market maker. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager and the Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by a principal market maker. Options on securities and indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sales price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Securities for which market quotations are not readily available, other than private placements, are valued at a price supplied by an independent pricing agent, which is, in the opinion of such pricing agent, representative of the market value of such securities as of the time of determination of net asset value, or using a methodology
    16

       The Prudential Investment Portfolios, Inc.     Prudential Jennison
                                                        Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.
developed by an independent pricing agent, which is, in the judgment of the Manager and the Subadviser, able to produce prices which are representative of market value.
      Short-term securities which mature in more than 60 days, for which market quotations are readily available, are valued at current market quotations as provided by an independent pricing agent or principal market maker. Short-term securities which mature in 60 days or less are valued at cost with interest accrued or discount amortizied to the date of maturity, unless the Board of Directors determines that such valuation does not represent fair value.
      All securities are valued as of 4:15 p.m., New York time.
      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis and is net of discount accretion and premium amortization. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
      Net investment income (loss), other than distribution fees, and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.
      Dividends and Distributions:    The Series expects to pay dividends of net
investment income, if any, semi-annually and to make distributions of any net capital gains at least annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
      Taxes:    It is the Series' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.
      Withholding taxes on foreign dividends have been provided for in accordance with the Series' understanding of the applicable country's tax rules and rates.
      Deferred Organization Expenses:    Approximately $200,000 of expenses were
incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Series commenced investment operations.
                                                                          17

       The Prudential Investment Portfolios, Inc.     Prudential Jennison
                                                         Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.
Note 2. Agreements
The Fund has a management agreement with PIFM. Pursuant to a subadvisory agreement between PIFM and Jennison Associates LLC ('Jennison'), Jennison furnishes investment advisory services in connection with the management of the Fund. Under the subadvisory agreement, Jennison, subject to the supervision of PIFM, is responsible for managing the assets of the Series in accordance with its investment objectives and policies.
      The management fee paid PIFM will be computed daily and payable monthly, at an annual rate of .60 of 1% of the average daily net assets of the Series. PIFM pays Jennison a subadvisory fee at an annual rate of .30 of 1% of the average daily net assets of the Series up to and including $300 million and .25 of 1% of such assets in excess of $300 million. PIFM also pays the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B, Class C and Class Z shares, pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.
      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the six months ended March 31, 2000.
      PIMS has advised the Series that it received approximately $1,601,000 and $637,000 in front-end sales charges resulting from sales of Class A and Class C shares during the six months ended March 31, 2000. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
      PIMS has advised the Series that for the six months ended March 31, 2000, it received approximately $1,490,000 and $57,000 in contingent deferred sales
    18

       The Prudential Investment Portfolios, Inc.     Prudential Jennison
                                                         Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.
charges imposed upon certain redemptions by Class B and C shareholders, respectively.
      PIFM, PIMS and Jennison are wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').
      The Fund, along with other unaffiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the six months ended March 31, 2000.
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the six months ended March 31, 2000, the Series incurred fees of approximately $3,499,000 for the services of PMFS. As of March 31, 2000, approximately $665,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
      For the six months ended March 31, 2000, Prudential Securities Incorporated ('PSI'), which is an indirect, wholly owned subsidiary of Prudential, earned approximately $298,600 in brokerage commissions from portfolio transactions executed on behalf of the Series.
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended March 31, 2000 were $3,111,018,659 and $2,210,150,266, respectively.
      The cost of investments for federal income tax purposes at March 31, 2000, was $4,808,742,634 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $2,725,950,094 (gross unrealized appreciation--$2,751,383,575; gross unrealized depreciation--$25,433,481).
Note 5. Capital
The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a
                                                                          19

       The Prudential Investment Portfolios, Inc.     Prudential Jennison
                                                          Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.
contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class Z shares are not subject to any sales or redemption charge and are offered for sale to a limited group of investors.
      There are 3 billion shares of $.001 par value common stock authorized which are divided into three series, each of which offers four classes, designated Class A, Class B, Class C and Class Z, each of which consists of 250 million authorized shares. Of the shares outstanding at March 31, 2000, PIFM owned 10,000 shares of the Series.
      Transactions in shares of common stock were as follows:

Class A                                                    Shares           Amount
------------------------------------------------------   -----------    ---------------
Six months ended March 31, 2000:
Shares sold                                               35,740,298    $   860,644,514
Shares issued in reinvestment of distributions             2,447,380         54,576,570
Shares reacquired                                        (23,156,354)      (558,788,480)
                                                         -----------    ---------------
Net increase in shares outstanding before conversion      15,031,324        356,432,604
Shares issued upon conversion from Class B                 2,144,583         54,679,427
                                                         -----------    ---------------
Net increase in shares outstanding                        17,175,907    $   411,112,031
                                                         -----------    ---------------
                                                         -----------    ---------------
Year ended September 30, 1999:
Shares sold                                               34,344,966    $   662,914,500
Shares issued in reinvestment of distributions             1,032,752         16,627,307
Shares reacquired                                        (23,547,037)      (457,441,788)
                                                         -----------    ---------------
Net increase in shares outstanding before conversion      11,830,681        222,100,019
Shares issued upon conversion from Class B                 2,660,015         51,625,561
                                                         -----------    ---------------
Net increase in shares outstanding                        14,490,696    $   273,725,580
                                                         -----------    ---------------
                                                         -----------    ---------------

    20

       The Prudential Investment Portfolios, Inc.     Prudential Jennison
                                                         Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class B                                                    Shares           Amount
------------------------------------------------------   -----------    ---------------
Six months ended March 31, 2000:
Shares sold                                               23,304,930    $   541,699,659
Shares issued in reinvestment of distributions             4,234,039         91,243,545
Shares reacquired                                         (9,259,958)      (214,200,101)
                                                         -----------    ---------------
Net increase in shares outstanding before conversion      18,279,011        418,743,103
Shares reacquired upon conversion into Class A            (2,222,549)       (54,679,427)
                                                         -----------    ---------------
Net increase in shares outstanding                        16,056,462    $   364,063,676
                                                         -----------    ---------------
                                                         -----------    ---------------
Year ended September 30, 1999:
Shares sold                                               42,766,896    $   799,643,630
Shares issued in reinvestment of distributions             1,698,149         26,677,924
Shares reacquired                                        (14,404,393)      (265,401,893)
                                                         -----------    ---------------
Net increase in shares outstanding before conversion      30,060,652        560,919,661
Shares reacquired upon conversion into Class A            (2,736,865)       (51,625,561)
                                                         -----------    ---------------
Net increase in shares outstanding                        27,323,787    $   509,294,100
                                                         -----------    ---------------
                                                         -----------    ---------------
Class C
------------------------------------------------------
Six months ended March 31, 2000:
Shares sold                                                4,052,329    $    94,018,748
Shares issued in reinvestment of distributions               422,563          9,106,236
Shares reacquired                                         (1,238,583)       (28,898,775)
                                                         -----------    ---------------
Net increase in shares outstanding                         3,236,309    $    74,226,209
                                                         -----------    ---------------
                                                         -----------    ---------------
Year ended September 30, 1999:
Shares sold                                                6,235,444    $   117,953,942
Shares issued in reinvestment of distributions               108,868          1,710,322
Shares reacquired                                         (2,247,639)       (41,843,724)
                                                         -----------    ---------------
Net increase in shares outstanding                         4,096,673    $    77,820,540
                                                         -----------    ---------------
                                                         -----------    ---------------
Class Z
------------------------------------------------------
Six months ended March 31, 2000:
Shares sold                                               40,507,642    $   987,891,470
Shares issued in reinvestment of distributions             5,002,224        112,700,107
Shares reacquired                                        (27,425,227)      (661,827,155)
                                                         -----------    ---------------
Net increase in shares outstanding                        18,084,639    $   438,764,422
                                                         -----------    ---------------
                                                         -----------    ---------------
Year ended September 30, 1999:
Shares sold                                               63,109,118    $ 1,214,412,532
Shares issued in reinvestment of distributions             2,345,617         38,045,912
Shares reacquired                                        (42,230,402)      (804,869,008)
                                                         -----------    ---------------
Net increase in shares outstanding                        23,224,333    $   447,589,436
                                                         -----------    ---------------
                                                         -----------    ---------------

       The Prudential Investment Portfolios, Inc.     Prudential Jennison
                                                        Growth Fund
             Financial Highlights (Unaudited)

                                                                      Class A
                                                                  ----------------
                                                                  Six Months Ended
                                                                   March 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $    20.05
                                                                  ----------------
Income from investment operations
Net investment income (loss)(c)                                            (.05)
Net realized and unrealized gain on investment transactions                8.67
                                                                  ----------------
   Total from investment operations                                        8.62
                                                                  ----------------
Less distributions
Distributions from net realized gains                                     (1.18)
                                                                  ----------------
Net asset value, end of period                                       $    27.49
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(b)                                                           44.29%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                      $1,721,837
Average net assets (000)                                             $1,275,278
Ratios to average net assets:
   Expenses, including distribution fees                                    .99%(d)
   Expenses, excluding distribution fees                                    .74%(d)
   Net investment income (loss)                                            (.41)%(d)
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                   39%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Calculated based upon weighted average shares outstanding during the period.
(d) Annualized.
    22                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.     Prudential Jennison
                                                          Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                      Class A
------------------------------------------------------------------------------------------
                 Year Ended September 30,                       November 2, 1995(a)
----------------------------------------------------------     through September 30,
      1999                 1998                 1997                   1996
------------------------------------------------------------------------------------------
    $  14.44             $  15.39             $  10.97                $ 10.00
----------------     ----------------     ----------------           --------
        (.08)                (.04)                (.03)                  (.03)
        6.23                  .40                 4.45                   1.00
----------------     ----------------     ----------------           --------
        6.15                  .36                 4.42                    .97
----------------     ----------------     ----------------           --------
        (.54)               (1.31)                  --                     --
----------------     ----------------     ----------------           --------
    $  20.25             $  14.44             $  15.39                $ 10.97
----------------     ----------------     ----------------           --------
----------------     ----------------     ----------------           --------
       43.58%                3.02%               40.29%                  9.70%
    $911,467             $446,996             $145,022                $85,440
    $748,315             $251,118             $105,982                $70,667
        1.05%                1.08%                1.09%                  1.23%(d)
         .80%                 .83%                 .84%                   .98%(d)
        (.44)%               (.26)%               (.25)%                 (.37)%(d)
          56%                  58%                  63%                    42%

    See Notes to Financial Statements                                     23

       The Prudential Investment Portfolios, Inc.     Prudential Jennison
                                                         Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class B
                                                                  ----------------
                                                                  Six Months Ended
                                                                   March 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $    19.43
                                                                  ----------------
Income from investment operations
Net investment income (loss)(c)                                            (.13)
Net realized and unrealized gain on investment transactions                8.38
                                                                  ----------------
   Total from investment operations                                        8.25
                                                                  ----------------
Less distributions
   Distributions from net realized gains                                  (1.18)
                                                                  ----------------
Net asset value, end of period                                       $    26.50
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(b)                                                           43.73%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                      $2,480,157
Average net assets (000)                                             $1,979,102
Ratios to average net assets:
   Expenses, including distribution fees                                   1.74%(d)
   Expenses, excluding distribution fees                                    .74%(d)
   Net investment income (loss)                                           (1.16)%(d)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Calculated based upon weighted average shares outstanding during the period.
(d) Annualized.
    24                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.     Prudential Jennison
                                                         Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                         Class B
-----------------------------------------------------------------------------------------------
                 Year Ended September 30,
----------------------------------------------------------        November 2, 1995(a)
      1999                 1998                 1997           through September 30, 1996
-----------------------------------------------------------------------------------------------
   $    14.11            $  15.18             $  10.89                  $  10.00
----------------     ----------------     ----------------            ----------
         (.22)               (.15)                (.12)                     (.10)
         6.08                 .39                 4.41                       .99
----------------     ----------------     ----------------            ----------
         5.86                 .24                 4.29                       .89
----------------     ----------------     ----------------            ----------
        (.54)              (1.31)                   --                        --
----------------     ----------------     ----------------            ----------
   $    19.43            $  14.11             $  15.18                  $  10.89
----------------     ----------------     ----------------            ----------
----------------     ----------------     ----------------            ----------
        42.51%               2.21%               39.39%                     8.90%
   $1,506,839            $708,463             $419,405                  $231,541
   $1,236,825            $557,823             $299,476                  $162,412
         1.80%               1.83%                1.84%                     1.98%(d)
          .80%                .83%                 .84%                      .98%(d)
        (1.19)%             (1.01)%              (1.00)%                   (1.12)%(d)

    See Notes to Financial Statements                                     25

       The Prudential Investment Portfolios, Inc.     Prudential Jennison
                                                         Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class C
                                                                  ----------------
                                                                  Six Months Ended
                                                                   March 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $    19.43
                                                                  ----------------
Income from investment operations
Net investment income (loss)(c)                                            (.13)
Net realized and unrealized gain on investment transactions                8.38
                                                                  ----------------
   Total from investment operations                                        8.25
                                                                  ----------------
Less distributions
   Distributions from net realized gains                                  (1.18)
                                                                  ----------------
Net asset value, end of period                                       $    26.50
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(b)                                                           43.73%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                      $  279,066
Average net assets (000)                                             $  204,617
Ratios to average net assets:
   Expenses, including distribution fees                                   1.74%(d)
   Expenses, excluding distribution fees                                    .74%(d)
   Net investment income (loss)                                           (1.16)%(d)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Calculated based upon weighted average shares outstanding during the period.
(d) Annualized.
    26                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.     Prudential Jennison
                                                         Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                         Class C
-----------------------------------------------------------------------------------------------
                 Year Ended September 30,
----------------------------------------------------------        November 2, 1995(a)
      1999                 1998                 1997           through September 30, 1996
-----------------------------------------------------------------------------------------------
    $  14.11             $  15.18             $  10.89                  $  10.00
----------------     ----------------     ----------------            ----------
        (.22)                (.15)                (.12)                     (.10)
        6.08                  .39                 4.41                       .99
----------------     ----------------     ----------------            ----------
        5.86                  .24                 4.29                       .89
----------------     ----------------     ----------------            ----------
       (.54)                (1.31)                  --                        --
----------------     ----------------     ----------------            ----------
    $  19.43             $  14.11             $  15.18                  $  10.89
----------------     ----------------     ----------------            ----------
----------------     ----------------     ----------------            ----------
       42.51%                2.21%               39.39%                     8.90%
    $141,770             $ 45,126             $ 25,134                  $ 15,281
    $ 98,033             $ 35,337             $ 18,248                  $ 12,550
        1.80%                1.83%                1.84%                     1.98%(d)
         .80%                 .83%                 .84%                      .98%(d)
       (1.20)%              (1.01)%              (1.00)%                   (1.12)%(d)

    See Notes to Financial Statements                                     27

       The Prudential Investment Portfolios, Inc.     Prudential Jennison
                                                         Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class Z
                                                                  ----------------
                                                                  Six Months Ended
                                                                   March 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $    20.24
                                                                  ----------------
Income from investment operations
Net investment income (loss)(c)                                            (.02)
Net realized and unrealized gain on investment transactions                8.76
                                                                  ----------------
   Total from investment operations                                        8.74
                                                                  ----------------
Less distributions
   Distributions from net realized gains                                  (1.18)
                                                                  ----------------
Net asset value, end of period                                       $    27.80
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(b)                                                           44.55%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                      $3,103,704
Average net assets (000)                                             $2,446,267
Ratios to average net assets:
   Expenses, including distribution fees                                    .74%(d)
   Expenses, excluding distribution fees                                    .74%(d)
   Net investment income (loss)                                            (.16)%(d)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Calculated based upon weighted average shares outstanding during the period.
(d) Annualized.
    28                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.     Prudential Jennison
                                                          Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                      Class Z
------------------------------------------------------------------------------------------
                 Year Ended September 30,                        April 15, 1996(a)
----------------------------------------------------------     through September 30,
      1999                 1998                 1997                   1996
------------------------------------------------------------------------------------------
   $    14.53           $    15.45            $  10.98               $   10.32
----------------     ----------------     ----------------          ----------
         (.04)                  --                  --                    (.02)
         6.29                  .39                4.47                     .68
----------------     ----------------     ----------------          ----------
         6.25                  .39                4.47                     .66
----------------     ----------------     ----------------          ----------
         (.54)               (1.31)                 --                      --
----------------     ----------------     ----------------          ----------
   $    20.24           $    14.53            $  15.45               $   10.98
----------------     ----------------     ----------------          ----------
----------------     ----------------     ----------------          ----------
        43.94%                3.22%              40.71%                   6.40%
   $1,893,457           $1,021,903            $609,869               $ 362,416
   $1,596,809           $  810,296            $455,684               $  26,829
          .80%                 .83%                .84%                    .98%(d)
          .80%                 .83%                .84%                    .98%(d)
         (.19)%               (.01)%                --                    (.12)%(d)

    See Notes to Financial Statements                                     29

Prudential Jennison Growth Fund

Prudential Mutual Fund Family

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at
(800) 225-1852. Read the prospectus carefully before you invest or send money.


STOCK FUNDS
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Growth Fund
  Prudential Jennison Growth & Income Fund
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
  Prudential Financial Services Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
  Prudential Tax-Managed Equity Fund
Prudential 20/20 Focus Fund
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
Target Funds
  Large Capitalization Growth Fund
  Large Capitalization Value Fund
  Small Capitalization Growth Fund
  Small Capitalization Value Fund

Asset Allocation/Balanced Funds
Prudential Balanced Fund
Prudential Diversified Funds
  Conservative Growth Fund
  Moderate Growth Fund
  High Growth Fund
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund

GLOBAL FUNDS
Global Stock Funds
Prudential Developing Markets Fund
  Prudential Developing Markets Equity Fund
  Prudential Latin America Equity Fund
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Prudential Global Growth Fund
  Prudential International Value Fund
  Prudential Jennison International Growth Fund
Global Utility Fund, Inc.
Target Funds
  International Equity Fund

Global Bond Funds
Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.

www.prudential.com

(800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
  Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Structured Maturity Fund, Inc.
  Income Portfolio
Target Funds
  Total Return Bond Fund

Tax-Exempt Bond Funds
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
Prudential Municipal Series Fund
  Florida Series
  Massachusetts Series
  New Jersey Series
  New York Series
  North Carolina Series
  Ohio Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
  Money Market Series
Prudential MoneyMart Assets, Inc.

Tax-Free Money Market Funds
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series

Command Funds
Command Money Fund
Command Government Fund
Command Tax-Free Fund

Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series

Prudential Jennison Growth Fund

Getting the Most From Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.
We think that's a mistake
At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

Performance at a Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.
See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

www.prudential.com           (800) 225-1852

Performance review
The portfolio manager, who invests your money for you, reports on successful--and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.
Portfolio of Investments
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information.
Please note that sometimes we discuss a security in the Performance Review that doesn't appear in this listing because it was sold before the close of the reporting period.
Statement of Assets and Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the
Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.
Statement of Operations
This is the income statement, which details income
(mostly interest and
dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

Prudential Jennison Growth Fund

Getting the Most From Your Prudential Mutual Fund

Statement of Changes in Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.
Notes to Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities.
The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.
Financial Highlights
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.
Independent Auditor's Report
Once a year, an outside auditor looks over our books and certifies that the information is fairly presented and complies with generally accepted accounting principles.
Tax Information
This is information that we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

www.prudential.com    (800) 225-1852

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission.
Performance is presented here as a hypothetical $10,000
investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Prudential Jennison Growth Fund

Getting the Most From Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities
Financial Advisor or Pruco Securities registered representative. Your advisor or representative can provide you with the following services:
There's No Reward Without Risk; but Is This Risk Worth
It?
Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!
Keeping Up With the Joneses
A financial advisor or registered representative can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.
Buy Low, Sell High
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

www.prudential.com                   (800) 225-1852

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852


Trustees
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Robin B. Smith
John R. Strangfeld
Louis A. Weil, III
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
David R. Odenath, Jr., Vice President
Grace C. Torres, Treasurer
Marguerite E. H. Morrison, Secretary
William V. Healey, Assistant Secretary
Stephen M. Ungerman, Assistant Treasurer

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
194 Wood Avenue South
Iselin, NJ 08830

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795


Fund Symbols    NASDAQ   CUSIP
  Class A       PJFAX  74437E107
  Class B       PJFBX  74437E206
  Class C       PJFCX  74437E305
  Class Z       PJFZX  74437E404

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.
The accompanying financial statements as of March 31, 2000, were not audited and, accordingly, no opinion is expressed on them.

BULK RATE
U.S. POSTAGE
PAID
Permit 6807
New York, NY

(LOGO)
Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852


MF168E2  74437E107  74437E206  74437E305  74437E404

(LOGO)  Printed on Recycled Paper

SEMIANNUAL REPORT        MARCH 31, 2000


Prudential
Jennison Growth & Income Fund

Fund Type Stock

Objective Long-term growth of capital and income

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)

Build on the Rock

Investment Goals and Style
Prudential Jennison Growth & Income Fund invests primarily in stocks of established companies with growth prospects that we believe are largely underappreciated by the market. We aim for strong total investment returns by combining a focus on earnings growth and attention to valuation (the price the market is placing on the entire company). This discipline discourages us from paying too much for projected growth or from continuing to hold a stock when the market offers more than a fair price.
There can be no assurance that the Fund will achieve its investment objective of long-term growth of capital and income (with current income as a secondary objective).

Effective May 30, the Fund's name will change to Prudential Jennison Equity Opportunity Fund.


Portfolio Composition

   Expressed as a percentage of
net assets as of 3/31/00
      21.0%   Consumer Cyclicals
      19.0   Basic Materials
      14.0   Financials
      11.0   Energy
       9.0   Technology
       7.0   Capital Goods
       7.0   Healthcare
       3.0   Other
       9.0   Cash Equivalents

Ten Largest Holdings
   Expressed as a percentage of
   net assets as of 3/31/00

   3.44%   General Motors Corp.
           Motor Vehicles & Equipment
   3.07    The Hartford Fin'l Svcs. Group, Inc.
           Insurance
   2.80    XL Capital Ltd.
           Insurance
   2.59    Dexter Corp.
           Chemicals
   2.54    USX-U.S. Steel Group
           Steel & Metals
   2.53    Millipore Corp.
           Industrial Technology/Instruments
   2.31    Boise Cascade Corp.
           Paper & Forest Products
   2.16    CIGNA Corp.
           Insurance
   2.04    Tosco Corp.
           Petroleum
   1.96    Health Management Assoc., Inc.
           Health Care Services
www.prudential.com      (800) 225-1852


Performance at a Glance

Cumulative Total Returns1   As of 3/31/00
                       Six      One      Since
                      Months    Year   Inception2
Class A               13.58%   20.98%    68.18%
Class B               13.17    19.98     63.98
Class C               13.17    19.98     63.98
Class Z               13.88    21.37     69.97
Lipper Multi-Cap
Value Fund Avg.3       7.88     7.97     54.49


Average Annual Total Returns1   As of 3/31/00

                       One      Since
                       Year   Inception2
   Class A            14.93%   14.80%
   Class B            14.98    15.26
   Class C            17.78    15.34
   Class Z            21.37    16.91

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
1 Source: Prudential Investments Fund Management LLC and
Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class
A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service
(12b-1) fees.
2 Inception date: Class A, B, C, and Z, 11/7/96.
3 Lipper average returns are for all funds in each share class for the six-month, one-year, and since-inception periods in the Multi-Cap Value Fund category. The Lipper average is unmanaged.
Multi-Cap Value funds, by portfolio practice, invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap funds will generally have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above
300% of the dollar-weighted median market capitalization of the S&P(R) Mid-Cap 400 Stock Index. Multi-Cap Value funds seek long-term growth of capital by investing in companies that are considered undervalued relative to a major unmanaged stock index based on price/earnings, book value, asset value, or other factors. These funds will normally have a below-average price/earnings ratio, price-to-book ratio, and three-year earnings growth figure.
(R) S&P is a registered trademark of the Standard & Poor's
Corporation.

Prudential Jennison Growth & Income Fund

Message From the Fund's President   As of May 16, 2000

Dear Shareholder,
Prudential Jennison Growth & Income Fund had a strong
13.58% Class A share return over the six months ended
March 31, 2000. This return was 8.58% for those paying an initial Class A share sales charge. The Fund focuses on companies that the portfolio managers expect to have good earnings growth, but which are attractively priced for their potential. Because its stocks are generally inexpensive relative to their earnings, the Fund is classified by Lipper Inc. as a value fund. In a predominantly growth-style market, the Fund's return was more than five percentage points above the Lipper Multi-
Cap Value Fund Average--a substantial lead. Over the preceding 12 months, it had a 13 percentage-point advantage. That margin for the six-month period, and more, was provided by the Fund's technology stocks. Although the Fund had a substantially lower weighting in technology than the S&P 500, and this was a tech-dominated market, the technology stocks it did own performed very well. Its healthcare companies also had good returns.
With the kind of volatility in the markets recently, no one knows in which direction the markets could be headed next. That's why Prudential typically recommends that its clients maintain a broadly diversified portfolio, including both growth and value funds. Prudential
Jennison Growth & Income Fund uses a blend of both styles. In addition, the importance of maintaining a long-term investment approach cannot be overstated, particularly during periods of short-term market fluctuations.

Sincerely,

John R. Strangfeld, President
The Prudential Investment Portfolios, Inc.--
Prudential Jennison Growth & Income Fund
www.prudential.com    (800) 225-1852

Investment Adviser's Report

Dear Shareholder,
Prudential Jennison Growth & Income Fund looks for companies that have above-average earnings growth, but where we can understand how a short-term factor has deflected investors' interest; we buy and (normally) wait for growth to resume. Our stocks have tended to be classified as value stocks on the basis of their price/earnings or price-to-book value ratios, but our initial criterion is the potential for long-term growth.
There were some inexpensive tech stocks
The largest contributors to our return in this reporting period were technology stocks. In technology, the most likely reason a good growth company will be inexpensive is because it is under some kind of duress. Our time horizon is long enough that we often can wait until such firms resume their growth.
For example, International Rectifier, a small manufacturer of power semiconductors, had been positioned to grow rapidly, but not for two to three quarters. We were able to buy the stock inexpensively, and it rose
150% over the six months. We also owned National
Semiconductor, which became inexpensive when it bought
Cyrix, a company that competed directly with Intel in manufacturing central processors for PCs. Two factors led to the stock's recovery: National shut down Cyrix, and the semiconductor cycle entered an upswing. The stock almost doubled over our reporting period.
We took our profits on General Motors' tracking stock for Hughes Electronics after it almost doubled. Although the outlook is still bright, the stock no longer had attractive risk/reward characteristics. We still own
Informix (enterprise database software), which more than doubled, in part because of its focuses on electronic commerce and data warehousing.

Prudential Jennison Growth & Income Fund

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 3/31/00
3.4%   General Motors Corp./Motor Vehicles & Equipment
   Management is focused on shareholder value: for example, the sale of a portion of Hughes Electronics will shrink the number of outstanding GM shares and boost earnings per share. GM will still own a large Hughes stake. On Star and an e-commerce auto exchange also add value, while auto sales hover near historical peaks. The company's stock is selling at less than nine times estimated earnings.

3.1%   The Hartford Financial Services Group,
Inc./Insurance
2.8%   XL Capital Ltd./Insurance
   Two growth insurance companies. We believe that we are in the early stages of an improved property and casualty pricing cycle, and that both companies can increase earnings by 10% or more in each of the next three years. Both were selling, until a recent rally, at less than nine times estimated earnings. Both were inexpensive relative to the S&P 500 and to other high-quality financial stocks.

2.6%   Dexter Corp./Chemicals
   A specialty materials company whose long-term growth potential was being overlooked, in our view. It owns 74% of Life Technologies, a supplier of products such as culture media and animal serums used in life science research. Dexter's Board recently put the company up for sale. Although the stock has risen nicely since, we believe it could go further.

2.5%   USX-U.S. Steel Group/Steel & Metals
   May show surprising earnings growth. In addition to the traditional steel business, U.S. Steel is a large producer of oil field tubing, a business we expect to turn up, with a substantial impact on U.S. Steel's profits. Also, the company's recently announced purchase of a Slovakian steel company gives it entree into Europe.
Selling at only about seven times estimated earnings.

www.prudential.com               (800) 225-1852

Investment Adviser's Report

We had a substantial position in Millipore, a capital equipment company that supplies filtration equipment to the biotechnology and semiconductor industries. Although some tech investors might miss Millipore because of its "old economy" classification, its earnings prospects are linked to those of high-tech companies. It had a large gain.

We took our losses on Raytheon, formerly among our largest holdings. Its earnings declined, primarily because of lower defense profit margins, and we saw better opportunities elsewhere. We also took losses on short sales of the NASDAQ Index. We were early in our belief that its rocket-like rise had taken leave of the business fundamentals of its component companies. We made up some ground after the NASDAQ peaked in March.
Consumer cyclicals still have value
We have a significant commitment to consumer cyclicals, which have been value-priced as a group. Our interest in General Motors is described in Comments on Largest
Holdings. We also found unappreciated growth potential among media companies (New York Times and Knight Ridder) and Hertz.
We expected Hilton's share price to rise after it spun off its gaming properties, but Hilton's earnings will be diluted by its 1999 acquisition of Promus Hotel (Embassy
Suites, Hampton Inn, and others). The stock hurt our return over the past six months, but its attractive price of 11.6 times last year's earnings (at period end) and its growth potential make us enthusiastic about holding it. It began to rise in March.
Financials were mixed
Financials also have been out-of-favor value stocks. We looked for quality property and casualty insurers, at prices that were generally well under 10 times earnings, because we thought the pricing cycle in that industry was turning up. We bought Travelers, which was 85% Citigroup-owned, The Hartford Financial Services Group, XL Capital, and John Hancock. Hartford was among the largest contributors to our return for the period. We took our

Prudential Jennison Growth & Income Fund

Investment Adviser's Report

profits on Travelers after Citigroup made a tender offer for the shares it did not own. The others are described in Comments on Largest Holdings.
We avoided the initial public offering (IPO) of John
Hancock stock when it became a public company (from being a mutual), but bought it after the shares fell well below their offering price. They then rose about 19% by the end of our reporting period. We came into the period owning
Unumprovident, which was among our worst-performing stocks. The result of a merger of UNUM and Provident, Unumprovident reported fourth-quarter earnings below expectations; we sold it.
We refocused our basic materials holdings
Basic materials, particularly paper and specialty chemicals, also is one of our largest sector commitments because the recovering global economy should increase demand while many companies have brought down their marginal costs. This profit potential is underpriced compared to, for example, that of technology and telecommunications companies.
Our largest industry position is in paper companies, which rose in early 1999, then fell back. We focused on the companies in which we have the greatest confidence--
Boise Cascade, Bowater, and Champion--and sold
International Paper and Smurfit-Stone Container, both of which had sizable share price declines.
Our largest single position in the basic materials sector is a specialty chemicals producer, Dexter. (See Comments on Largest Holdings.) As a supplier to the technology and biotechnology industries, its stock benefited substantially from their bull market.

www.prudential.com       (800) 225-1852

We eliminated our poor-performing holding in AK Steel, and added Newmont Mining, a large unhedged gold producer.
The price of gold has been depressed by sales and loans from central banks, but the balance of new supply to annual demand is promising.
We selected well in healthcare
Two healthcare companies--Health Management Associates and Vertex Pharmaceuticals--were among the largest contributors to our return. Health Management is a hospital manager that used to be a high price/earnings
(P/E) stock, but lost the interest of momentum investors when it had a bad quarter. This is fodder for our investment style. We bought the stock at less than half its previous high, and it had about doubled by period end. We also bought Columbia HMA at a depressed price and began to see price appreciation. Vertex Pharmaceuticals is a biotechnology research firm whose stock rose rapidly in the biotech boom.
During the period, we bought two health maintenance organizations (HMOs)--United Healthcare and Aetna--and sold them at a profit. We added to our holdings of CIGNA.
Looking Forward
We believe that investors' recent, more critical look at the speculative NASDAQ technology and biotechnology companies is good for our portfolio. Because we look for undervalued stocks, a momentum-driven market such as we have seen in the past two years makes things difficult for us. When investors start to look more widely for growth stocks and to focus on the price they must pay for growth, we expect them to migrate toward the kinds of stock we favor.

Prudential Jennison Growth & Income Fund Management Team

Prudential Jennison Growth & Income Fund

Financial
   Statements

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Growth &
                                                   Income Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited)

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  94.4%
Common Stocks
-------------------------------------------------------------------------------------
Aerospace/Defense  6.0%
      66,000   Litton Industries, Inc.(a)                             $    2,916,375
      95,900   Raytheon Co.                                                1,702,225
      82,700   The B.F. Goodrich Co.                                       2,372,456
      58,500   The Boeing Co.                                              2,219,344
                                                                      --------------
                                                                           9,210,400
-------------------------------------------------------------------------------------
Airlines  1.0%
      49,200   AMR Corp.                                                   1,568,250
-------------------------------------------------------------------------------------
Aluminum  2.4%
      51,100   Alcan Aluminum, Ltd.                                        1,731,012
      28,200   Reynolds Metals Co.                                         1,885,875
                                                                      --------------
                                                                           3,616,887
-------------------------------------------------------------------------------------
Apparel  1.5%
     120,700   Polo Ralph Lauren Corp.(a)                                  2,255,581
-------------------------------------------------------------------------------------
Banking  3.0%
      25,200   Chase Manhattan Corp.                                       2,197,125
      63,200   FleetBoston Financial Corp.                                 2,306,800
                                                                      --------------
                                                                           4,503,925
-------------------------------------------------------------------------------------
Business Services  2.3%
      75,700   Hertz Corp.                                                 2,578,531
      40,900   Ryder System, Inc.                                            927,919
                                                                      --------------
                                                                           3,506,450
-------------------------------------------------------------------------------------
Chemicals  4.2%
      78,000   Cytec Industries, Inc.(a)                                   2,388,750
      74,600   Dexter Corp.                                                3,953,800
                                                                      --------------
                                                                           6,342,550
-------------------------------------------------------------------------------------
Computers  2.0%
     108,400   Diebold, Inc.                                               2,981,000

    See Notes to Financial Statements                                      9

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Growth &
                                                    Income Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Containers & Packaging  1.4%
     249,300   Pactiv Corp.(a)                                        $    2,181,375
-------------------------------------------------------------------------------------
Data Processing & Reproduction  1.6%
     145,400   Informix Corp.(a)                                           2,462,712
-------------------------------------------------------------------------------------
Drugs & Health Care  2.0%
       5,900   ALZA Corp.(a)                                                 221,619
      52,000   American Home Products Corp.                                2,788,500
                                                                      --------------
                                                                           3,010,119
-------------------------------------------------------------------------------------
Electronic Components  1.2%
      51,100   Gentex Corp.(a)                                             1,893,894
-------------------------------------------------------------------------------------
Foods  0.5%
      41,200   SUPERVALU, Inc.                                               780,225
-------------------------------------------------------------------------------------
Health Care Services  3.9%
     117,000   Columbia/HCA Healthcare Corp.                               2,961,562
     209,900   Health Management Associates, Inc.(a)                       2,991,075
                                                                      --------------
                                                                           5,952,637
-------------------------------------------------------------------------------------
Hotels  1.1%
     223,908   Hilton Hotels Corp.                                         1,735,287
-------------------------------------------------------------------------------------
Human Resources  3.4%
      77,900   Manpower, Inc.                                              2,765,450
      50,900   Robert Half International, Inc.(a)                          2,414,569
                                                                      --------------
                                                                           5,180,019
-------------------------------------------------------------------------------------
Industrial Technology/Instruments  2.5%
      68,500   Millipore Corp.                                             3,865,969
-------------------------------------------------------------------------------------
Insurance  11.0%
      43,500   CIGNA Corp.                                                 3,295,125
      91,200   John Hancock Financial Services(a)                          1,647,300
     120,200   The Allstate Corp.                                          2,862,263
      88,800   The Hartford Financial Services Group, Inc.                 4,684,200
      77,300   XL Capital, Ltd.                                            4,280,487
                                                                      --------------
                                                                          16,769,375

    10                                     See Notes to Financial Statements

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Growth &
                                                         Income Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Media  1.3%
      34,600   CBS Corp.                                              $    1,959,225
-------------------------------------------------------------------------------------
Medical Technology  0.8%
      71,600   IMS Health, Inc.                                            1,212,725
-------------------------------------------------------------------------------------
Mining  1.4%
      94,500   Newmont Mining Corp.                                        2,120,344
-------------------------------------------------------------------------------------
Motor Vehicles & Equipment  5.8%
      58,800   Dana Corp.                                                  1,657,425
      63,400   General Motors Corp.                                        5,250,312
      74,600   Snap-On, Inc.                                               1,953,587
                                                                      --------------
                                                                           8,861,324
-------------------------------------------------------------------------------------
Oil Services  3.9%
      65,900   Diamond Offshore Drilling, Inc.                             2,631,881
      34,400   Triton Energy Corp.(a)                                      1,206,150
      69,500   Unocal Corp.                                                2,067,625
                                                                      --------------
                                                                           5,905,656
-------------------------------------------------------------------------------------
Paper & Forest Products  5.6%
     101,500   Boise Cascade Corp.                                         3,527,125
      49,600   Bowater, Inc.                                               2,647,400
      43,800   Champion International Corp.                                2,332,350
                                                                      --------------
                                                                           8,506,875
-------------------------------------------------------------------------------------
Petroleum  6.8%
      68,400   Anadarko Petroleum Corp.                                    2,646,225
      69,500   Burlington Resources, Inc.                                  2,571,500
     102,500   Tosco Corp.                                                 3,119,844
      80,400   USX - Marathon Group                                        2,095,425
                                                                      --------------
                                                                          10,432,994
-------------------------------------------------------------------------------------
Pharmaceuticals  0.7%
      24,300   Vertex Pharmaceuticals, Inc.(a)                             1,137,544
-------------------------------------------------------------------------------------
Photography/Image Technology  1.1%
      73,400   Polaroid Corp.                                              1,743,250

    See Notes to Financial Statements                                     11

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Growth &
                                                    Income Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Publishing  4.1%
      52,600   Knight-Ridder, Inc.                                    $    2,679,313
      49,100   New York Times Co., Class A                                 2,108,231
      38,900   Tribune Co.                                                 1,422,281
                                                                      --------------
                                                                           6,209,825
-------------------------------------------------------------------------------------
Retail  4.2%
      89,500   AutoZone, Inc.(a)                                           2,483,625
     188,700   Kmart Corp.(a)                                              1,828,031
     148,700   Saks, Inc.(a)                                               2,156,150
                                                                      --------------
                                                                           6,467,806
-------------------------------------------------------------------------------------
Semiconductors  2.2%
      66,500   International Rectifier Corp.(a)                            2,535,313
      13,700   National Semiconductor Corp.(a)                               830,563
                                                                      --------------
                                                                           3,365,876
-------------------------------------------------------------------------------------
Specialty Chemicals  2.3%
     157,926   CK Witco Corp.                                              1,608,871
     123,300   Engelhard Corp.                                             1,864,913
                                                                      --------------
                                                                           3,473,784
-------------------------------------------------------------------------------------
Steel & Metals  2.5%
     155,200   USX-U.S. Steel Group                                        3,880,000
-------------------------------------------------------------------------------------
Telecommunications  0.7%
      22,200   Panamsat Corp.(a)                                           1,089,188
                                                                      --------------
               Total long-term investments (cost $126,030,223)           144,183,071
                                                                      --------------

    12                                     See Notes to Financial Statements

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Growth &
                                                    Income Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

                 Principal
Moody's          Amount
Rating           (000)            Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  6.3%
COMMERCIAL PAPER  2.0%
-------------------------------------------------------------------------------------------
                                  American Express Co.,
P-1              $    3,110        6.20%, 4/3/00 (cost $3,110,000)     $    3,110,000
                                                                       --------------
U.S. GOVERNMENT SECURITIES  4.3%
                                  United States Treasury Bills
                   2,620(b)       5.22%, 4/6/00                             2,615,897
                   3,465(b)       5.22%, 6/22/00                            3,420,019
                     500(b)       5.67%, 6/22/00                              493,509
                                                                       --------------
                                  Total U.S. government securities
                                   (cost $6,529,689)                        6,529,425
                                                                       --------------
                                  Total short-term investments
                                   (cost $9,639,689)                        9,639,425
                                                                       --------------
                                  Total investments before short
                                   sales  100.7%
                                   (cost $135,669,912; Note 4)            153,822,496
                                                                       --------------
-------------------------------------------------------------------------------------------
COMMON STOCKS SOLD SHORT(a)  (4.0%)
Shares         Description
------------------------------------------------------------------------------------------
Computer Systems/Peripherals  (0.6%)
    (12,000)   Oracle Systems Corp.                                         (936,750)
-------------------------------------------------------------------------------------
Electrical Power  (0.7%)
    (14,200)   The AES Corp.                                              (1,118,250)
-------------------------------------------------------------------------------------
Restaurants  (0.8%)
    (27,300)   Starbucks Corp.                                            (1,223,381)
-------------------------------------------------------------------------------------
Financial Services  (1.9%)
    (26,200)   Nasdaq-100 Shares Trust
                Unit Series 1                                             (2,872,175)
                                                                      --------------
               Total common stocks sold short
                (proceeds at cost $5,698,505)                             (6,150,556)
                                                                      --------------
               Total investments, net of short sales  96.7%
                (cost $129,971,407)                                      147,671,940
               Other assets in excess of liabilities  3.3%                 4,998,689
                                                                      --------------
               Net Assets  100%                                       $  152,670,629
                                                                      --------------
                                                                      --------------

--------------------------------------------------------------------------------
(a) Non-income producing securities.
(b) $6,585,000 of principal amount pledged as collateral for short sales.
    See Notes to Financial Statements                                     13

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Growth &
                                                     Income Fund
             Statement of Assets and Liabilities (Unaudited)

                                                                   March 31, 2000
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $135,669,912)                          $  153,822,496
Cash                                                                       25,139
Receivable for investments sold                                        14,718,312
Due from broker for securities sold short                               1,597,535
Receivable for Series shares sold                                         497,479
Dividends and interest receivable                                          83,012
Receivable for securities sold short                                       20,220
Deferred expenses and other assets                                            879
                                                                   --------------
      Total assets                                                    170,765,072
                                                                   --------------
LIABILITIES
Investments sold short, at value (proceeds $5,698,505)                  6,150,556
Payable for investments purchased                                      10,741,572
Payable for Series shares reacquired                                      894,372
Accrued expenses and other liabilities                                    180,789
Distribution fees payable                                                  90,842
Management fee payable                                                     36,312
                                                                   --------------
      Total liabilities                                                18,094,443
                                                                   --------------
NET ASSETS                                                         $  152,670,629
                                                                   --------------
                                                                   --------------
Net assets were comprised of:
   Common stock, at par                                            $       11,792
   Paid-in capital in excess of par                                   126,719,637
                                                                   --------------
                                                                      126,731,429
   Net operating loss                                                    (109,882)
   Accumulated net realized gain on investments                         8,348,549
   Net unrealized appreciation on investments                          17,700,533
                                                                   --------------
Net assets, March 31, 2000                                         $  152,670,629
                                                                   --------------
                                                                   --------------

    14                                     See Notes to Financial Statements

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Growth &
                                                     Income Fund
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                   March 31, 2000
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($41,389,801 /
      3,174,082 shares of common stock issued and outstanding)             $13.04
   Maximum sales charge (5% of offering price)                               0.69
                                                                   --------------
   Maximum offering price to public                                        $13.73
                                                                   --------------
                                                                   --------------
Class B:
   Net asset value, offering price and redemption price per
      share ($94,092,338 / 7,294,431 shares of common stock
      issued and outstanding)                                              $12.90
                                                                   --------------
                                                                   --------------
Class C:
   Net asset value and redemption price per share ($9,718,012 /
      753,474 shares of common stock issued and outstanding)               $12.90
   Sales charge (1% of offering price)                                       0.13
                                                                   --------------
   Offering price to public                                                $13.03
                                                                   --------------
                                                                   --------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($7,470,478 / 569,809 shares of common stock issued
      and outstanding)                                                     $13.11
                                                                   --------------
                                                                   --------------

    See Notes to Financial Statements                                     15

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Growth &
                                                      Income Fund
             Statement of Operations (Unaudited)

                                                                    Six Months
                                                                       Ended
                                                                  March 31, 2000
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of $5,833)           $   801,527
   Interest                                                             351,602
                                                                 -----------------
      Total income                                                    1,153,129
                                                                 -----------------
Expenses
   Management fee                                                       431,423
   Distribution fee--Class A                                             48,108
   Distribution fee--Class B                                            458,081
   Distribution fee--Class C                                             42,513
   Transfer agent's fees and expenses                                   109,000
   Reports to shareholders                                               71,000
   Custodian's fees and expenses                                         55,000
   Registration fees                                                     20,000
   Legal fees and expenses                                               14,000
   Audit fees and expenses                                               10,000
   Directors' fees and expenses                                           3,800
   Miscellaneous                                                             86
                                                                 -----------------
      Total expenses                                                  1,263,011
                                                                 -----------------
Net investment income (loss)                                        $  (109,882)
                                                                 -----------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on:
   Investment transactions                                            9,254,792
   Options                                                              149,842
                                                                 -----------------
                                                                      9,404,634
                                                                 -----------------
Net change in unrealized appreciation/depreciation on
   investments                                                        8,984,123
                                                                 -----------------
Net gain on investments                                              18,388,757
                                                                 -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $18,278,875
                                                                 -----------------
                                                                 -----------------

    16                                     See Notes to Financial Statements

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Growth &
                                                      Income Fund
             Statement of Changes in Net Assets (Unaudited)

                                                 Six Months
                                                   Ended             Year Ended
                                               March 31, 2000    September 30, 1999
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income (loss)                 $   (109,882)       $     12,304
   Net realized gain on investment
      transactions                                 9,404,634          16,757,829
   Net change in unrealized
      appreciation/depreciation on
      investments                                  8,984,123          13,528,215
                                               --------------    ------------------
   Net increase in net assets resulting from
      operations                                  18,278,875          30,298,348
                                               --------------    ------------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                             --            (153,895)
      Class B                                             --             (76,687)
      Class C                                             --              (6,448)
      Class Z                                             --             (12,628)
                                               --------------    ------------------
                                                          --            (249,658)
                                               --------------    ------------------
   Distributions from net realized capital
      gains
      Class A                                     (3,943,242)         (2,540,009)
      Class B                                     (9,797,850)         (6,978,474)
      Class C                                       (882,006)           (586,830)
      Class Z                                       (469,949)           (164,167)
                                               --------------    ------------------
                                                 (15,093,047)        (10,269,480)
                                               --------------    ------------------
Series share transactions (net of share
   conversions) (Note 5)
   Net proceeds from shares sold                  32,844,097          39,742,571
   Net asset value of shares issued to
      shareholders in reinvestment of
      dividends and distributions                 14,301,652          10,032,426
   Cost of shares reacquired                     (38,749,300)        (53,515,736)
                                               --------------    ------------------
   Net increase (decrease) in net assets
      from Series share transactions               8,396,449          (3,740,739)
                                               --------------    ------------------
      Total increase                              11,582,277          16,038,471
NET ASSETS
Beginning of period                              141,088,352         125,049,881
                                               --------------    ------------------
End of period                                   $152,670,629        $141,088,352
                                               --------------    ------------------
                                               --------------    ------------------

    See Notes to Financial Statements                                     17

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Growth &
                                                     Income Fund
             Notes to Financial Statements (Unaudited)
      Prudential Jennison Growth & Income Fund (the 'Series') is a separately managed series of The Prudential Investment Portfolios, Inc. (the 'Fund'). The Fund was incorporated in Maryland on August 10, 1995 and is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. Investment operations of the Series commenced on November 7, 1996.
      The Series' investment objective is to achieve long-term growth of capital and income, with current income as a secondary objective. The Series seeks to achieve its objectives by investing primarily in common stocks of established companies with growth prospects believed to be underappreciated by the market.
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements.
      Securities Valuation:    Securities listed on a securities exchange or
NASDAQ (other than options on securities and indices) are valued at the last sales price on such exchange or system on the day of valuation, or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager, in consultation with the Subadviser, to be over-the-counter, are valued by an independent pricing agent or principal market maker. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager and the Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by a principal market maker. Options on securities and indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Securities for which market quotations are not readily available, other than private placements, are valued at a price supplied by an independent pricing agent, which is, in the opinion of such pricing agent, representative of the market value of such securities as of the time of determination of net asset value, or using a methodology developed by an
    18

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Growth &
                                                       Income Fund
             Notes to Financial Statements (Unaudited) Cont'd.
independent pricing agent, which is, in the judgment of the Manager and the Subadviser, able to produce prices which are representative of market value.
      Short-term securities which mature in more than 60 days, for which market quotations are readily available, are valued at current market quotations as provided by an independent pricing agent or principal market maker. Short-term securities which mature in 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless the Board of Directors determines that such valuation does not represent fair value.
      All securities are valued as of 4:15 p.m., New York time.
      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis and is net of discount accretion and premium amortization. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Net investment income, other than distribution fees, and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.
      Short Sales:    The Series may sell a security it does not own in
anticipation of a decline in the market value of that security (short sale). When the Series makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The proceeds received from the short sale are maintained as collateral for its obligation to deliver the security upon conclusion of the sale. In addition, the Series may have to make additional subsequent deposits with the broker equal to the change in the market value of the security sold short. The Series may have to pay a fee to borrow the particular security and may be obligated to remit any payments received on such borrowed securities. A gain, limited to the price at which the Series sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.
      Dividends and Distributions:    The Series expects to pay dividends of net
investment income, if any, semi-annually and to make distributions of any net capital gains at least annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
                                                                          19

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Growth &
                                                      Income Fund
             Notes to Financial Statements (Unaudited) Cont'd.
      Taxes:    It is the Series' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.
      Withholding taxes on foreign dividends and interest are provided in accordance with the Fund's understanding of the applicable country's tax rules and rates.
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to a subadvisory agreement between PIFM and Jennison Associates LLC ('Jennison'), Jennison furnishes investment advisory services in connection with the management of the Series. Under the subadvisory agreement, Jennison, subject to the supervision of PIFM, is responsible for managing the assets of the Series in accordance with its investment objectives and policies.
      The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .60 of 1% of the average daily net assets of the Series. PIFM pays Jennison a subadvisory fee at an annual rate of .30 of 1% of the average daily net assets of the Series up to and including $300 million and .25 of 1% of such assets in excess of $300 million. PIFM also pays the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Fund. The Fund compensates PIMS for distributing and servicing the Series' Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.
      Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of average daily net assets of the Class A, B and C shares, respectively, for the six months ended March 31, 2000.
      PIMS has advised the Series that it received approximately $40,900 and $17,100 in front-end sales charges resulting from sales of Class A and C shares, respectively, during the six months ended March 31, 2000. From these fees PIMS
    20

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Growth &
                                                     Income Fund
             Notes to Financial Statements (Unaudited) Cont'd.
paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
      PIMS has advised the Series that for the six months ended March 31, 2000, it received approximately $138,800 and $1,100 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.
      PIFM, PIMS and Jennison are wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').
      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is march 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the six months ended March 31, 2000.
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the six months ended March 31, 2000, the Series incurred fees of approximately $101,300 for the services of PMFS. As of March 31, 2000, approximately $17,100 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
      For the six months ended March 31, 2000, Prudential Securities Incorporated ('PSI'), which is an indirect, wholly owned subsidiary of Prudential, earned approximately $14,200 in brokerage commissions from portfolio transactions executed on behalf of the Series.
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended March 31, 2000 were $101,756,553 and $97,818,604, respectively.
      The cost basis of the investments for federal income tax purposes at March 31, 2000 is substantially the same for financial reporting purposes and, accordingly, net unrealized appreciation of investments for federal income tax purposes was
                                                                          21

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Growth &
                                                      Income Fund
             Notes to Financial Statements (Unaudited) Cont'd.
$17,700,533 (gross unrealized appreciation-$24,845,988; gross unrealized depreciation--$7,145,455).
Note 5. Capital
The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
      There are 3 billion shares of $.001 par value common stock of the Fund authorized which are divided into three series, each of which offers four classes, designated Class A, Class B, Class C and Class Z, each of which consists of 250 million authorized shares.
      Transactions in shares of common stock were as follows:

Class A                                                        Shares         Amount
----------------------------------------------------------   ----------    ------------
Six months ended March 31, 2000:
Shares sold                                                   1,279,498    $ 15,590,754
Shares issued in reinvestment of distributions                  310,660       3,762,090
Shares reacquired                                            (1,399,174)    (17,066,163)
                                                             ----------    ------------
Net increase in shares outstanding before conversion            190,984       2,286,681
Shares issued upon conversion from Class B                       71,851         849,361
                                                             ----------    ------------
Net increase in shares outstanding                              262,835    $  3,136,042
                                                             ----------    ------------
                                                             ----------    ------------
Year ended September 30, 1999:
Shares sold                                                     923,437    $ 11,737,931
Shares issued in reinvestment of dividends and
  distributions                                                 226,178       2,592,003
Shares reacquired                                            (1,265,737)    (15,677,893)
                                                             ----------    ------------
Net decrease in shares outstanding before conversion           (116,122)     (1,347,959)
Shares issued upon conversion from Class B                      174,209       2,193,555
                                                             ----------    ------------
Net increase in shares outstanding                               58,087    $    845,596
                                                             ----------    ------------
                                                             ----------    ------------

    22

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Growth &
                                                     Income Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class B                                                        Shares         Amount
----------------------------------------------------------   ----------    ------------
Six months ended March 31, 2000:
Shares sold                                                     814,591    $  9,853,432
Shares issued in reinvestment of distributions                  767,278       9,215,013
Shares reacquired                                            (1,470,417)    (17,708,330)
                                                             ----------    ------------
Net increase in shares outstanding before conversion            111,452       1,360,115
Shares reacquired upon conversion from Class A                  (72,524)       (849,361)
                                                             ----------    ------------
Net increase in shares outstanding                               38,928    $    510,754
                                                             ----------    ------------
                                                             ----------    ------------
Year ended September 30, 1999:
Shares sold                                                   1,447,677    $ 18,020,614
Shares issued in reinvestment of dividends and
  distributions                                                 583,173       6,683,169
Shares reacquired                                            (2,334,384)    (28,622,257)
                                                             ----------    ------------
Net decrease in shares outstanding before conversion           (303,534)     (3,918,474)
Shares reacquired upon conversion from Class A                 (174,767)     (2,193,555)
                                                             ----------    ------------
Net decrease in shares outstanding                             (478,301)     (6,112,029)
                                                             ----------    ------------
                                                             ----------    ------------
Class C
----------------------------------------------------------
Six months ended March 31, 2000:
Shares sold                                                     205,155    $  2,489,579
Shares issued in reinvestment of distributions                   72,045         865,263
Shares reacquired                                              (125,683)     (1,497,401)
                                                             ----------    ------------
Net increase in shares outstanding                              151,517    $  1,857,441
                                                             ----------    ------------
                                                             ----------    ------------
Year ended September 30, 1999:
Shares sold                                                     199,958    $  2,519,215
Shares issued in reinvestment of dividends and
  distributions                                                  51,069         585,254
Shares reacquired                                              (299,144)     (3,644,790)
                                                             ----------    ------------
Net decrease in shares outstanding                              (48,117)   $   (540,321)
                                                             ----------    ------------
                                                             ----------    ------------
Class Z
----------------------------------------------------------
Six months ended March 31, 2000:
Shares sold                                                     399,235    $  4,910,332
Shares issued in reinvestment of distributions                   37,770         459,286
Shares reacquired                                              (200,160)     (2,477,406)
                                                             ----------    ------------
Net increase in shares outstanding                              236,845    $  2,892,212
                                                             ----------    ------------
                                                             ----------    ------------
Year ended September 30, 1999:
Shares sold                                                     570,577    $  7,464,811
Shares issued in reinvestment of dividends and
  distributions                                                  14,995         172,000
Shares reacquired                                              (419,436)     (5,570,796)
                                                             ----------    ------------
Net increase in shares outstanding                              166,136    $  2,066,015
                                                             ----------    ------------
                                                             ----------    ------------

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Growth &
                                                        Income Fund
             Financial Highlights (Unaudited)

                                                                      Class A
                                                                  ----------------
                                                                  Six Months Ended
                                                                   March 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  12.76
                                                                  ----------------
Income from investment operations
Net investment income                                                      .02(d)
Net realized and unrealized gain (loss) on investment
transactions                                                              1.62
                                                                  ----------------
   Total from investment operations                                       1.64
                                                                  ----------------
Less distributions
Dividends from net investment income                                        --
Distributions from net realized gains                                    (1.36)
                                                                  ----------------
   Total distributions                                                   (1.36)
                                                                  ----------------
Net asset value, end of period                                        $  13.04
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(c)                                                          13.58%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                       $ 41,390
Average net assets (000)                                              $ 38,486
Ratios to average net assets:
   Expenses, including distribution fees                                  1.25%(b)
   Expenses, excluding distribution fees                                  1.00%(b)
   Net investment income                                                   .74%(b)
Portfolio turnover rate                                                     76%

------------------------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Calculated based upon weighted average shares outstanding during the period.
    24                                     See Notes to Financial Statements

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Growth &
                                                    Income Fund
             Financial Highlights (Unaudited) Cont'd.

                                        Class A
---------------------------------------------------------------------------------------
         Year Ended September 30,
------------------------------------------                November 7, 1996(a)
      1999                      1998                   Through September 30, 1997
---------------------------------------------------------------------------------------
    $  10.98                  $  12.89                          $  10.00
    --------                  --------                          --------
         .07                       .15                               .09
        2.68                     (1.32)                             2.87
    --------                  --------                          --------
        2.75                     (1.17)                             2.96
    --------                  --------                          --------
        (.06)                     (.12)                             (.07)
        (.91)                     (.62)                               --
    --------                  --------                          --------
        (.97)                     (.74)                             (.07)
    --------                  --------                          --------
    $  12.76                  $  10.98                          $  12.89
    --------                  --------                          --------
       26.00%                    (9.40)%                           29.72%
    $ 37,158                  $ 31,339                          $ 34,846
    $ 35,815                  $ 35,145                          $ 27,008
        1.30%                     1.31%                             1.58%(b)
        1.05%                     1.06%                             1.33%(b)
         .54%                     1.20%                              .90%(b)
         111%                       99%                               55%

    See Notes to Financial Statements                                     25

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Growth &
                                                       Income Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class B
                                                                  ----------------
                                                                  Six Months Ended
                                                                   March 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  12.68
                                                                      --------
Income from investment operations
Net investment income (loss)                                              (.02)(d)
Net realized and unrealized gain (loss) on investment
transactions                                                              1.60
                                                                      --------
  Total from investment operations                                        1.58
                                                                      --------
Less distributions
Dividends from net investment income                                        --
Distributions from net realized gains                                    (1.36)
                                                                      --------
  Total distributions                                                    (1.36)
                                                                      --------
Net asset value, end of period                                        $  12.90
                                                                      --------
                                                                      --------
TOTAL RETURN(c)                                                          13.17%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                       $ 94,093
Average net assets (000)                                              $ 91,616
Ratios to average net assets:
  Expenses, including distribution fees                                   2.00%(b)
  Expenses, excluding distribution fees                                   1.00%(b)
  Net investment income                                                   (.80)%(b)

------------------------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Calculated based upon weighted average shares outstanding during the period.
    26                                     See Notes to Financial Statements

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Growth &
                                                     Income Fund
             Financial Highlights (Unaudited) Cont'd.

                                        Class B
---------------------------------------------------------------------------------------
         Year Ended September 30,
------------------------------------------                November 7, 1996(a)
      1999                      1998                   through September 30, 1997
---------------------------------------------------------------------------------------
    $  10.96                  $  12.86                          $  10.00
    --------                  --------                          --------
        (.03)                      .06                               .02
        2.67                     (1.31)                             2.86
    --------                  --------                          --------
        2.64                     (1.25)                             2.88
    --------                  --------                          --------
        (.01)                     (.03)                             (.02)
        (.91)                     (.62)                               --
    --------                  --------                          --------
        (.92)                     (.65)                             (.02)
    --------                  --------                          --------
    $  12.68                  $  10.96                          $  12.86
    --------                  --------                          --------
    --------                  --------                          --------
       24.98%                   (10.01)%                           28.83%
    $ 92,032                  $ 84,751                          $ 87,558
    $ 94,904                  $ 93,465                          $ 62,575
        2.05%                     2.06%                             2.33%(b)
        1.05%                     1.06%                             1.33%(b)
        (.20)%                     .46%                              .15%(b)

    See Notes to Financial Statements                                     27

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Growth &
                                                     Income Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class C
                                                                  ----------------
                                                                  Six Months Ended
                                                                   March 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  12.68
                                                                      --------
Income from investment operations
Net investment income (loss)                                              (.02)(d)
Net realized and unrealized gain (loss) on investment
transactions                                                              1.60
                                                                      --------
   Total from investment operations                                       1.58
                                                                      --------
Less distributions
Dividends from net investment income                                        --
Distributions from net realized gains                                    (1.36)
                                                                      --------
   Total distributions                                                   (1.36)
                                                                      --------
Net asset value, end of period                                        $  12.90
                                                                      --------
                                                                      --------
TOTAL RETURN(c)                                                          13.17%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                       $  9,718
Average net assets (000)                                              $  8,503
Ratios to average net assets:
   Expenses, including distribution fees                                  2.00%(b)
   Expenses, excluding distribution fees                                  1.00%(b)
   Net investment income                                                  (.76)%(b)
Portfolio turnover rate

------------------------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Calculated based upon weighted average shares outstanding during the period.
    28                                     See Notes to Financial Statements

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Growth &
                                                        Income Fund
             Financial Highlights (Unaudited) Cont'd.

                                        Class C
---------------------------------------------------------------------------------------
         Year Ended September 30,
------------------------------------------                November 7, 1996(a)
      1999                      1998                   through September 30, 1997
---------------------------------------------------------------------------------------
     $10.96                    $12.86                            $10.00
    -------                   -------                           -------
       (.02)                      .06                               .02
       2.66                     (1.31)                             2.86
    -------                   -------                           -------
       2.64                     (1.25)                             2.88
    -------                   -------                           -------
       (.01)                     (.03)                             (.02)
       (.91)                     (.62)                               --
    -------                   -------                           -------
       (.92)                     (.65)                             (.02)
    -------                   -------                           -------
     $12.68                    $10.96                            $12.86
    -------                   -------                           -------
    -------                   -------                           -------
      24.98%                   (10.01)%                           28.83%
     $7,636                    $7,124                            $7,111
     $7,702                    $7,734                            $5,631
       2.05%                     2.06%                             2.33%(b)
       1.05%                     1.06%                             1.33%(b)
       (.19)%                     .46%                              .15%(b)
        111%                       99%                               55%

    See Notes to Financial Statements                                     29

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Growth &
                                                      Income Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class Z
                                                                  ----------------
                                                                  Six Months Ended
                                                                   March 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  12.80
                                                                      --------
Income from investment operations
Net investment income                                                      .04(d)
Net realized and unrealized gain (loss) on investment
transactions                                                              1.63
                                                                      --------
   Total from investment operations                                       1.67
                                                                      --------
Less distributions
Dividends from net investment income                                        --
Distributions from net realized gains                                    (1.36)
                                                                      --------
   Total distributions                                                   (1.36)
                                                                      --------
Net asset value, end of period                                        $  13.11
                                                                      --------
                                                                      --------
TOTAL RETURN(c)                                                          13.88%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                       $  7,470
Average net assets (000)                                              $  5,203
Ratios to average net assets:
   Expenses, including distribution fees                                  1.00%(b)
   Expenses, excluding distribution fees                                  1.00%(b)
   Net investment income                                                  1.30%(b)

------------------------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Calculated based upon weighted average shares outstanding during the period.
    30                                     See Notes to Financial Statements

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Growth &
                                                     Income Fund
             Financial Highlights (Unaudited) Cont'd.

                                        Class Z
---------------------------------------------------------------------------------------
         Year Ended September 30,
------------------------------------------                November 7, 1996(d)
      1999                      1998                   through September 30, 1997
---------------------------------------------------------------------------------------
     $11.00                     12.93                            $10.00
    -------                   -------                           -------
        .09                       .17                               .10
       2.69                     (1.33)                             2.92
    -------                   -------                           -------
       2.78                     (1.16)                             3.02
    -------                   -------                           -------
       (.07)                     (.15)                             (.09)
       (.91)                     (.62)                               --
    -------                   -------                           -------
       (.98)                     (.77)                             (.09)
    -------                   -------                           -------
     $12.80                    $11.00                            $12.93
    -------                   -------                           -------
    -------                   -------                           -------
      26.31%                    (9.31)%                           30.30%
     $4,263                    $1,836                            $  609
     $3,088                    $1,374                            $  227
       1.05%                     1.06%                             1.33%(b)
       1.05%                     1.06%                             1.33%(b)
        .76%                     1.54%                             1.15%(b)

    See Notes to Financial Statements                                     31

Prudential Jennison Growth & Income Fund

Getting the Most From Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.
We think that's a mistake
At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:
Performance at a Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.
See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

www.prudential.com           (800) 225-1852

Performance review
The portfolio manager, who invests your money for you, reports on successful--and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.
Portfolio of Investments
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information.
Please note that sometimes we discuss a security in the Performance Review that doesn't appear in this listing because it was sold before the close of the reporting period.
Statement of Assets and Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.
Statement of Operations
This is the income statement, which details income
(mostly interest and
dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

Prudential Jennison Growth & Income Fund

Getting the Most From Your Prudential Mutual Fund

Statement of Changes in Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.
Notes to Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities.
The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.
Financial Highlights
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.
Independent Auditor's Report
Once a year, an outside auditor looks over our books and certifies that the information is fairly presented and complies with generally accepted accounting principles.
Tax Information
This is information that we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

www.prudential.com           (800) 225-1852

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission.
Performance is presented here as a hypothetical $10,000
investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Prudential Jennison Growth & Income Fund

Getting the Most From Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities
Financial Advisor or Pruco Securities registered representative. Your advisor or representative can provide you with the following services:
There's No Reward Without Risk; but Is This Risk Worth
It?
Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!
Keeping Up With the Joneses
A financial advisor or registered representative can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.
Buy Low, Sell High
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

www.prudential.com            (800) 225-1852

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Trustees
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Robin B. Smith
John R. Strangfeld
Louis A. Weil, III
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
David R. Odenath, Jr., Vice President
Grace C. Torres, Treasurer
Marguerite E. H. Morrison, Secretary
William V. Healey, Assistant Secretary
Stephen M. Ungerman, Assistant Treasurer

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
194 Wood Avenue South
Iselin, NJ 08830

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

Fund Symbol      NASDAQ    CUSIP
   Class A       PJIAX   74437E503
   Class B       PJIBX   74437E602
   Class C        --     74437E701
   Class Z        --     74437E800

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of March 31, 2000, were not audited and, accordingly, no opinion is expressed on them.

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Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852


MF172E2   74437E503   74437E602   74437E701   74437E800

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